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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                DANA CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

          DANA CORPORATION LOGO
                                DANA CORPORATION
                                 P.O. BOX 1000
                               TOLEDO, OHIO 43697

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 7, 1999

     The Annual Meeting of Stockholders of Dana Corporation ("Dana" or the "Company"), a Virginia corporation, will be held at Riverfront Plaza, East Tower (20th Floor), 951 East Byrd Street, Richmond, Virginia on April 7, 1999, at 10 o'clock A.M. (E.D.T.), for the following purposes:

     1. To elect a Board of Directors consisting of nine members.

     2. To approve the amended and restated Dana Corporation 1997 Stock Option Plan that is described in the attached Proxy Statement.

     3. To approve the Dana Corporation 1999 Restricted Stock Plan that is described in the attached Proxy Statement.

     4. To ratify the selection of PricewaterhouseCoopers LLP as accountants for 1999.

     5. If properly presented, to consider a stockholder proposal concerning the CERES Principles for Public Environmental Accountability.

     6. To transact such other business as may properly come before the Annual Meeting or any adjournment.

     The Company's Board of Directors has fixed February 19, 1999 as the record date for the Annual Meeting. Holders of record of the Company's Common Stock at the close of business on that date are entitled to receive notice of and to vote at the Annual Meeting or any adjournment. The stock transfer books will not be closed.

     Copies of Dana's Annual Report for the fiscal year ended December 31, 1998, either accompany this Notice of Meeting and Proxy Statement or have been mailed previously to the Company's stockholders.

                                          By Order of the Board of Directors,

                                          Martin J. Strobel
                                          Secretary

March 5, 1999

                            ------------------------

     PLEASE VOTE BY TELEPHONE, OR SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE ANNUAL MEETING AND SAVE DANA THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                                DANA CORPORATION
                                 P.O. BOX 1000
                               TOLEDO, OHIO 43697

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 7, 1999

                            ------------------------

     This Proxy Statement is furnished by the Board of Directors (the "Board") of Dana Corporation ("Dana" or the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on April 7, 1999, and at any and all adjournments.

     Holders of record of Dana's Common Stock, $1 par value ("Common Stock") at the close of business on February 19, 1999, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment. There were 165,809,476 shares of Common Stock outstanding on that date.

     Each stockholder is entitled to one vote per share held on all matters to be voted on. Any stockholder who executes and delivers a proxy may revoke it by giving written notice to the Company's Secretary at any time prior to its use or by voting in person at the Annual Meeting. Any stockholder who votes by phone may revoke his vote by submitting a later dated vote by phone or by written proxy.

     This Proxy Statement and the enclosed proxy were first sent to stockholders on March 5, 1999.

                        ITEM 1 -- ELECTION OF DIRECTORS

     A Board of Directors consisting of nine members will be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders or until their successors are elected. John Stevenson and Theodore Sumner are retiring from the Board at the Annual Meeting and are therefore not standing for reelection. The Board recommends the following nominees, each of whom is now a director of Dana.

     The following information was furnished to the Company by the nominees.

             NOMINEE                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE IN PAST 5 YEARS
             -------                ------------------------------------------------------------

Benjamin F. Bailar                  Dean and Professor of Administration Emeritus, Jesse H.
    Age 64                          Jones Graduate School of Administration, Rice University,
                                    1987-1997. Director of Dana since 1980. Also a director of
                                    Smith International, Inc., U.S. Can Corporation, and Trico
                                    Marine Services, Inc.

A. Charles Baillie                  Chairman and Chief Executive Officer of the Toronto-Dominion
    Age 59                          Bank since 1997; President since 1995; Vice-Chairman of the
                                    Corporate and Investment Banking Group from 1992-1995.
                                    Director of Dana since July, 1998. Also a director of
                                    Cadillac Fairview Corporation and Texaco, Inc.

             NOMINEE                PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE IN PAST 5 YEARS
             -------                ------------------------------------------------------------
Edmund M. Carpenter                 President and Chief Executive Officer of the Barnes Group (a
    Age 57                          diversified international company that serves a range of
                                    industrial and transportation markets). Senior Managing
                                    Director of Clayton, Dubilier & Rice (a private equity firm specializing in management buyouts) from 1997-December 1998.
                                    Chairman and Chief Executive Officer of General Signal
                                    Corporation (a manufacturer of capital equipment and
                                    instruments for the process control, electrical,
                                    semi-conductor, and telecommunications industries) from
                                    1988-1995. Director of Dana since 1991. Also a director of
                                    Campbell Soup Company and Texaco, Inc.

Eric Clark                          Former Director of BICC plc (a United Kingdom company
    Age 64                          serving the international market for infrastructure
                                    development) from 1985-1996, and Chairman of BICC Cables
                                    Limited 1986-1996. Director of Dana since 1994, and a member of the Dana Europe Advisory Board since 1991. Also a
                                    director of United Utilities plc.

Glen H. Hiner                       Chairman and Chief Executive Officer of Owens Corning (a
    Age 64                          manufacturer of advanced glass and composite materials)
                                    since 1992. Director of Dana since 1993. Also a director of
                                    Prudential Insurance Company of America.

Joseph M. Magliochetti              Chief Executive Officer of Dana since February 1999,
    Age 56                          President since January 1996, Chief Operating Officer from
                                    December 1997 to February 1999, and a director since
                                    December 1996. President, Automotive-North America,
                                    1990-1992, and President, Dana North American Operations,
                                    1992-1995, having served the Company in various capacities since 1966. Also a director of AMP Incorporated, Spicer S.A.
                                    (Mexico), and Metalcon C.A. (Venezuela).

Marilyn R. Marks                    Chairman and Chief Executive Officer of Dorsey Trailers,
    Age 46                          Inc. (a manufacturer of truck trailers) since 1987. Director of Dana since 1994. Also a director of the Eastman Chemical
                                    Company.

Southwood J. Morcott                Chairman of the Board of Dana since 1990 and a director
    Age 60                          since 1985. Chief Executive Officer of Dana from 1989 to
                                    February 1999, Chief Operating Officer from 1986 to December
                                    1997, and President from 1986-1995, having served the
                                    Company in various capacities since 1963. Chairman of the
                                    Board of Hayes-Dana Inc., Dana's wholly-owned Canadian
                                    subsidiary, 1987-1995. Also a director of CSX Corporation,
                                    Johnson Controls, Inc., and Phelps Dodge Corporation.

Richard B. Priory                   Chairman, President and Chief Executive Officer of Duke
    Age 52                          Energy Corporation (a supplier of energy and related
                                    services) since 1997. President and Chief Operating Officer of Duke Power Company, 1994-1997. Director of Dana since
                                    1996. Also a director of the J. A. Jones Applied Research
                                    Company and Duke Fluor Daniel Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOREGOING DIRECTOR-NOMINEES. Under Virginia law, directors are elected by a plurality of the votes cast by shares entitled to vote in the election at the Annual Meeting, assuming a quorum of at least a majority of the number of shares of Common Stock outstanding is present. In determining a quorum, shares that are voted on any matter presented for vote will be counted. In determining the number of votes cast FOR any director-nominee, votes that are withheld will not be counted. Under New York Stock Exchange rules, the election of directors is a "routine" item and brokers may vote the shares they hold on behalf of the beneficial owners with respect to this item without instructions from the beneficial owners. Therefore, there will be no "broker nonvotes" on this item.

                          THE BOARD AND ITS COMMITTEES

                                 BOARD MEETINGS

     The Board held 8 meetings in 1998. All incumbent directors attended at least 75% of the combined number of meetings of the Board and the Committees on which they served in 1998.

                                   COMMITTEES

     The ADVISORY COMMITTEE advises the Chairman and the Board on the selection and compensation of directors; on matters relating to Board and Committee structure, meetings, agenda, and schedules; and with respect to the selection and retention of elected officers and management succession planning. The Committee also functions as the Board's nominating committee for directors and will consider written proposals for nominations from stockholders in accordance with the procedures set out in Article III, Section 3.3 of Dana's By-Laws and submitted to the Company's Secretary not less than 90 days before the Annual Meeting at which the nominee is to be proposed for election. The current members of the Committee are Messrs. Bailar (Chairman), Carpenter, Stevenson, and Sumner. The Committee met one time in 1998.

     The AUDIT COMMITTEE maintains contact with Dana's independent accountants to assure that appropriate audit programs and procedures are maintained and that the independent accountants discharge their responsibilities appropriately. The Committee also reviews internal auditing and controls, and makes recommendations to the Board regarding the selection and retention of the independent accountants. No member of the Audit Committee may be an employee of Dana. The current members of the Committee are Messrs. Hiner (Chairman), Bailar, Clark, and Priory, and Ms. Marks. The Committee met twice in 1998.

     The COMPENSATION COMMITTEE recommends compensation programs for Dana's executive officers and reviews the Company's compensation plans for other management personnel. The Committee approves salaries for the executive officers and determines or reviews cash and non-cash compensation awarded or granted under Dana's Additional Compensation Plan, 1997 Stock Option Plan and Restricted Stock Plan. No member of the Compensation Committee may be an employee of Dana. The current members of the Committee are Messrs. Sumner (Chairman), Carpenter, Clark, Hiner and Priory. The Committee met four times in 1998.

     The FINANCE COMMITTEE reviews Dana's long-range worldwide needs for capital and the Company's financial condition, and approves courses of action to assure Dana's continued liquidity. The Committee also reviews acquisitions and other major corporate expenditures and Dana's fixed capital and working capital positions. The current members of the Committee are Messrs. Morcott (Chairman), Bailar, Baillie, Carpenter, Clark, Hiner, Magliochetti, Priory, Stevenson, and Sumner, and Ms. Marks. The Committee met five times in 1998.

     The FUNDS COMMITTEE reviews the allocation of assets and the performance of the investment managers for the Company's pension and other employee benefit funds to assure compliance with applicable funds management rules and regulations. The current members of the Committee are Messrs. Carpenter (Chairman), Baillie, Magliochetti, Morcott, and Stevenson, and Ms. Marks. The Committee met twice in 1998.

                                  COMPENSATION

     Non-employee directors are paid the following fees for their services, in addition to reimbursement for expenses incurred: a $20,000 annual stipend for service on the Board, a $2,500 annual stipend for service on each Committee ($5,000 for Committee Chairmen), a fee of $1,000 for each Board or Committee meeting attended, and a fee of $1,000 per half day for any special services performed at the request of the Chairman of the Board. Management believes that the shareholders benefit if the directors are fully informed about the activities of the Corporation. Consequently, directors are encouraged to attend all Committee meetings (whether or not they are a member of the Committee in question) and they are paid a fee for all Committee meetings attended. Mr. Stevenson also received a total of $664 in fees for service on the Dana Canada Advisory Committee. Mr. Clark also received $15,000 in fees for service on the Dana Europe Advisory Board.

     Non-employee directors may elect to defer payment of the foregoing fees under the Company's Director Deferred Fee Plan (other than Mr. Stevenson's fees for service on the Dana Canada Advisory Committee, or Mr. Clark's fees for service on the Dana Europe Advisory Board). In addition, each non-employee director is entitled to receive an annual credit of 300 deferred Stock Units under the Plan, in lieu of accruals under a Directors Retirement Plan that was terminated in 1996. Deferred fees may be credited to a Stock Account or an Interest Equivalent Account or both. Units are credited to a Stock Account based upon the amount of fees deferred and the market price of Dana's Common Stock. Whenever cash dividends are paid on Dana's Common Stock, each Stock Account is credited with additional units equal to the number of shares that could have been purchased if a cash dividend had been paid on the number of Units currently in the Account. For those directors who have elected to participate in this Plan and to defer payment into a Stock Account, the number of Units in the director's Stock Account as of December 31, 1998 is shown in the table that appears under the caption, "Stock Ownership." The value of the Stock Account Units at the time of distribution will be based on the market value of the Common Stock at that time. Interest Equivalent Accounts accrue interest quarterly at the rate for prime commercial loans. Distribution of the deferred fees, whether held in a Stock Account or an Interest Equivalent Account, is made in cash, Dana stock or a combination of cash and stock at the time the director retires, dies or terminates service with Dana. Directors may, during the 5-year period following retirement or termination of service as a director, elect to convert all or any percentage (or dollar amount) of the Units credited to their Stock Account into an equivalent dollar balance in their Interest Equivalent Account. Benefits payable under this Plan are protected in the event of a merger, consolidation, change in control or sale of substantially all of the assets of Dana.

     All non-employee directors also participate in the Company's stockholder-approved 1998 Directors' Stock Option Plan. This Plan provides for the automatic grant of options for 3,000 shares of Common Stock to each non-employee director annually on the date of the Board's organizational meeting which is held after the Annual Meeting of Stockholders. Options are priced at the fair market value of the Common Stock on the date of grant and have a term of 10 years, except in the case of the director's earlier death or retirement, when they become exercisable within specified periods following the date of such event.

                              CORPORATE GOVERNANCE

     The Advisory Committee has utilized a formal system of evaluation of each director in its process of nomination of the slate of nominees submitted to the stockholders for a vote at the Annual Meeting of Stockholders. In 1997, the Committee introduced an evaluation process which provided feedback to the individual directors and to the Board as a whole with respect to the strengths of the Board and areas identified for possible improvement.

                                STOCK OWNERSHIP

                               DANA COMMON STOCK

     The following table presents the beneficial ownership of the only persons known by the Company to beneficially own more than 5% of its Common Stock, based upon a statement on Schedule 13G filed by each such person with the Securities and Exchange Commission. Capital Research and Management Company reported that it was the owner of 10,392,300 of the Company's shares, with sole dispositive power and no voting power for such shares.

    NAME AND ADDRESS OF             SHARES         PERCENT
      BENEFICIAL OWNER        BENEFICIALLY OWNED   OF CLASS
    -------------------       ------------------   --------
Capital Research and             10,392,300         6.3%
  Management Company
333 South Hope Street
Los Angeles, CA 90071

     The following table shows shares of Dana Common Stock and Units with a value tied to the Common Stock that were beneficially owned on December 31, 1998, by the Company's directors, director-nominees, the executive officers named in the Summary Compensation Table, and all directors, director-nominees and executive officers as a group. At that date, the group owned approximately 1.6%, and each person owned less than 1%, of the outstanding Common Stock. All reported shares were owned directly except as follows: Mr. Bailar indirectly owned 2,100 shares that were held in a retirement plan account and 900 shares that were held in a trust for which he and his spouse were co-trustees; Ms. Marks indirectly owned 4,000 shares that were held in trusts for which she was a trustee; Mr. Morcott indirectly owned 1,969 shares that were held by his spouse; and Mr. Strobel indirectly owned 300 shares that were held by his daughter.

                                            STOCK OWNERSHIP,
                                          INCLUDING RESTRICTED       UNITS REPRESENTING
                                         STOCK AND EXERCISABLE            DEFERRED
           BENEFICIAL OWNER                    OPTIONS(1)             COMPENSATION(2)
           ----------------              ---------------------       ------------------
Benjamin F. Bailar                             18,000 shares             4,717 Units
A. Charles Baillie                              4,000 shares                 0 Units
Edmund M. Carpenter                            18,610 shares             8,719 Units
William J. Carroll                             81,925 shares             1,095 Units
Eric Clark                                     15,000 shares             1,722 Units
Glen H. Hiner                                  13,000 shares             9,985 Units
Joseph M. Magliochetti                        251,608 shares             2,918 Units
Marilyn R. Marks                               15,500 shares             4,255 Units
Southwood J. Morcott                          512,268 shares            63,383 Units
Richard B. Priory                               3,000 shares             2,596 Units
Edward J. Shultz                              153,417 shares            22,308 Units
John D. Stevenson                              15,012 shares             2,668 Units
Martin J. Strobel                             123,644 shares            25,808 Units
Theodore B. Sumner, Jr.                        16,000 shares            42,869 Units
Directors, Director-Nominees and
  Executive Officers as a Group (41
  persons)                                  2,715,791 shares(3)        305,703 Units

---------------

(1) The shares reported for the named executive officers (Messrs. Carroll, Magliochetti, Morcott, Shultz, and Strobel) include restricted stock which the officers were entitled to vote under the Company's 1989 Restricted Stock Plan and shares subject to options exercisable within 60 days. Details of the officers' restricted stock ownership appear at Note 4 to the Summary Compensation Table. Shares subject to options exercisable within 60 days include: Mr. Carroll, 46,000 shares; Mr. Magliochetti, 164,250 shares; Mr. Morcott, 387,750 shares; Mr. Shultz, 108,500 shares; Mr. Strobel, 91,000 shares; the directors, director-nominees and executive officers as a group, 1,825,957 shares.

(2) The Units reported for the non-employee directors represent fees credited to the director's Stock Account under the Company's Director Deferred Fee Plan, which is described under the caption "The Board and Its Committees". The Units reported for the executive officers (Messrs. Carroll, Magliochetti, Morcott, Shultz, and Strobel) represent annual bonuses earned under the Company's Additional Compensation Plan and deferred to the officer's Stock Account. Under this Plan, the Compensation Committee may defer payment of all or a portion of a participant's bonus and credit the deferred amounts to a Stock Account, an Interest Equivalent Account, or both. Units accrue in a Stock Account based on the amount of the deferred bonus and the market price of Dana's Common Stock. Whenever cash dividends are paid on Dana's Common Stock, each Stock Account is credited with additional Units equal to the number of shares that could have been purchased if a cash dividend had been paid on the number of Units currently in the Account. Under the Plan, a participant may, during the 5-year period following retirement or termination of service, elect to convert all or any percentage (or dollar amount) of the Units credited to his Stock Account into an equivalent dollar balance in the Interest Equivalent Account. For both the non-employee directors and the executive officers, the value of the Units at the time of distribution will be based on the market value of the Corporation's Common Stock at that time. The deferred amounts can be paid in cash, Dana Common Stock, or a combination of cash and stock at the time the director or executive officer retires, dies or terminates service.

(3) The shares reported include 579 shares owned by an executive officer in Dana-Albarus, S.A. Industrial E Comerico, an 84.188% Dana owned subsidiary.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table contains information about the compensation from Dana and its subsidiaries paid or awarded to, or earned by, the Company's Chief Executive Officer and the four other highest compensated persons who were serving as executive officers of the Company at the end of 1998.

                                                                                     LONG-TERM
                                                                                COMPENSATION AWARDS
                                              ANNUAL COMPENSATION             -----------------------
                                     --------------------------------------   RESTRICTED   SECURITIES
                                                               OTHER ANNUAL     STOCK      UNDERLYING    ALL OTHER
                                       SALARY       BONUS      COMPENSATION     AWARDS      OPTIONS/    COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR      ($)         ($)(1)        ($)(2)        ($)(3)     SARS(#)(4)      ($)(5)
---------------------------   ----     ------       ------     ------------   ----------   ----------   ------------
Southwood J. Morcott          1998   $1,095,000   $1,300,000     $143,946      $  0         150,000        $4,155
  Chairman of the Board and   1997      995,000    1,204,000      120,449         0         150,000         4,295
  Chief Executive Officer(6)  1996      945,000      963,900       87,947         0         125,000         3,915

Joseph M. Magliochetti        1998      572,000      675,000       58,927         0          70,000         2,717
  President and               1997      520,000      572,000       58,159         0          70,000         2,593
  Chief Operating Officer
    (6)                       1996      450,000      459,000       64,309      145,125       60,000         2,430
Edward J. Shultz              1998      383,000      527,400           --         0          26,000         4,155
  President and Chief         1997      365,000      401,500           --         0          36,000         4,155
  Executive Officer -- Dana   1996      350,000      428,400           --         0          26,000         3,915
  Credit Corporation
William J. Carroll            1998      410,000      478,100       53,635         0          34,000         4,155
  President -- Automotive     1997      348,000      396,400       59,416      591,422       34,000         4,155
  Systems Group               1996      288,666      294,400           --         0          34,000         3,915
Martin J. Strobel             1998      406,000      479,100           --         0          26,000         4,155
  Vice President,             1997      390,000      493,400       60,854         0          26,000         4,155
  General Counsel             1996      375,000      382,500       61,456         0          26,000         3,915
  and Secretary

---------------

(1) Annual bonuses received (or deferred) under the Company's Additional Compensation Plan are reported in the year earned, whether deferred or paid in that year or in the following year.

(2) "Other Annual Compensation" includes perquisites and personal benefits where such perquisites and benefits exceed the lesser of $50,000 or 10% of the officer's annual salary and bonus for the year. Of the amounts reported, the following items exceeded 25% of the total perquisites and benefits reported for the officer: for Mr. Morcott, professional services valued at $90,810 in 1998, $70,724 in 1997, and $42,005 in 1996; for Mr. Magliochetti,
    professional services valued at $42,027 in 1998, $37,973 in 1997, and $40,790 in 1996; for Mr. Carroll, professional services valued at $31,586 in 1998, $36,178 in 1997; and vehicles at $18,109 in 1997; and for Mr. Strobel, professional services valued at $37,027 in 1997 and $38,567 in 1996; and vehicles at $17,873 in 1997 and $17,597 in 1996. Professional services include financial, tax, and estate planning services received by the officer. Of the amounts reported, the following represent insurance premiums (after tax gross-up) paid on behalf of the named executive for split dollar life insurance coverages: for Mr. Morcott, $18,324 in 1998, $14,852 in 1997, and $12,508 in 1996; for Mr. Magliochetti, $5,870 in 1998, $4,791 in 1997,
    and $3,389 in 1996; for Mr. Carroll, $3,323 in 1998 and $2,637 in 1997; and
    for Mr. Strobel, $4,002 in 1997, and $3,455 in 1996.

(3) Reflects grants of restricted stock under the Company's 1989 Restricted Stock Plan. Awards of restricted stock under the Plan are generally subject to a 5-year restriction period during which the grantee must remain a full-time employee of Dana or its subsidiaries. The Compensation Committee, which administers the Plan, has the discretion to shorten any restriction periods or to waive the restrictions. The restrictions lapse in the event the executive's employment is terminated at the Company's initiative following a change in control (as defined in the restricted stock agreements). Dividends on the granted shares are paid in additional restricted shares, in lieu of cash, at the same times and rates as cash dividends are paid to the Company's stockholders. In 1997, the Plan was amended to provide participants with the opportunity to convert restricted stock awards into restricted stock units which are payable in stock after they have retired. During the period between conversion and retirement, the executive's restricted stock units will continue to be credited with dividends that are declared on the restricted shares. In 1998, Messrs. Morcott, Shultz and Strobel and four other executives elected to convert their restricted stock into restricted stock units. The value of the restricted stock grants shown in the Summary Compensation Table was calculated by multiplying the number of shares awarded by the difference between the closing price of the Company's Common Stock on the date of grant (as reported in the New York Stock Exchange-Composite Transactions published in The Wall Street Journal) and the purchase price, if any, paid by the executive.

    At December 31, 1998, Mr. Morcott held a total of 81,621 shares of restricted stock valued at $3,236,258; Mr. Magliochetti held 34,939 shares of restricted stock valued at $1,368,607; Mr. Carroll held a total of 17,950 shares of restricted stock valued at $680,517, and Mr. Shultz and Mr. Strobel each held 19,588 shares of restricted stock valued at $776,660. The restricted stock holdings described in this paragraph include all restricted stock units credited to the executives. The value of these aggregate restricted stock holdings was calculated by multiplying the number of shares held by the difference between the closing price of the Company's Common Stock on December 31, 1998 ($40.875 per share, as reported in the New York Stock Exchange-Composite Transactions published in The Wall Street Journal) and the purchase price, if any, paid by the executive.

(4) Represents shares of Dana Common Stock underlying options granted in 1996 through 1998.

(5) "All Other Compensation" consists of contributions made by Dana under the Company's Savings and Investment Plan to match contributions made by the executives to their accounts.

(6) Effective February 8, 1999, Mr. Morcott remains Chairman of the Board of Directors and Mr. Magliochetti became President and Chief Executive Officer of the Company.

                         OTHER ADDITIONAL COMPENSATION

     Approximately 70 key employees of the Company (other than the executive officers named in the Summary Compensation Table) are eligible to receive annual bonuses under the Company's Additional Compensation Plan. The Company also has various incentive compensation plans for other employees (such as individual incentive, group incentive, and Scanlon-type plans) that are designed to reward their commitment to the Company's philosophy of total quality, increased productivity, and improved performance. In 1998, Dana employees, other than the named executive officers, earned a total of over $117 million in additional compensation.

                             OPTION GRANTS IN 1998

     The following table contains information about the stock options granted in 1998 to the executive officers named in the Summary Compensation Table. No stock appreciation rights were granted in 1998. In calculating the "Grant Date Present Value," the Company used a variation of the Black-Scholes option pricing model, as described in Note 3. The value shown is a hypothetical value only; over their lives, the options could have a greater or a lesser value than that shown in the table, and under some circumstances they could have zero value.

                                      OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------------------------------------
                       NUMBER OF
                       SECURITIES       % OF TOTAL
                       UNDERLYING        OPTIONS           EXERCISE                             GRANT
                        OPTIONS         GRANTED TO         OR BASE                              DATE
                        GRANTED         EMPLOYEES           PRICE           EXPIRATION         PRESENT
        NAME              (#)            IN 1998         ($/SHARE)(1)        DATE(2)         VALUE($)(3)
        ----           ----------       ----------       ------------       ----------       -----------
Mr. Morcott             150,000           5.88%            $52.563           7/19/08         $2,383,500
Mr. Magliochetti         70,000           2.74%            $52.563           7/19/08          1,112,300
Mr. Shultz               26,000           1.02%            $52.563           7/19/08            413,140
Mr. Carroll              34,000           1.33%            $52.563           7/19/08            540,260
Mr. Strobel              26,000           1.02%            $52.563           7/19/08            413,140

---------------

(1) The exercise price (the price that the officer must pay to purchase each share of stock that is subject to option) is equal to the fair market value of the stock on the date of grant of the option. All options shown were granted on July 20, 1998.

(2) Options may be exercised during a period that begins 1 year after the date of grant and ends 10 years after the date of the grant. During the exercise period, an optionee may exercise 25% of the total options after 1 year from the date of grant, 50% after 2 years from the date of grant, 75% after 3 years from the date of grant, and all of the options after 4 years from the date of grant. Options may be exercised for up to 5 years following the retirement (as defined in the Plan) of the executive. An optionee's exercise rights are accelerated in the event of a change in control of the Company (as defined in the Plan).

(3) A variant of the Black-Scholes option pricing model was used to determine the hypothetical grant date value for these options. In applying the model, the Company assumed a 12-month volatility of 30.06%, a 5.52% risk-free rate of return, a dividend yield at the date of grant of 2.21%, and a 5.4-year option term. The model did not assume any forfeitures prior to exercise, which could have reduced the reported grant date values. Since this model is assumption-based, it may not accurately determine the options' present value. The true value of the options, when and if exercised, will depend on the actual market price of the Company's Common Stock on the date of exercise.

      AGGREGATED OPTION EXERCISES IN 1998 AND 1998 YEAR-END OPTION VALUES

     The following table contains information about the options for the Company's Common Stock that were exercised in 1998 by the executive officers named in the Summary Compensation Table and the aggregate value of these officers' unexercised options at the end of 1998. In 1993, all outstanding SARs held by the officers were canceled. Consequently, none of the officers held any SARs at December 31, 1998.

                                                                                           VALUE OF UNEXERCISED
                                                             NUMBER OF SECURITIES         IN-THE-MONEY OPTIONS AT
                                                            UNDERLYING UNEXERCISED               12/31/98
                                                            OPTIONS AT 12/31/98 (#)               ($)(2)
                       SHARES ACQUIRED   VALUE REALIZED   ---------------------------   ---------------------------
        NAME           ON EXERCISE(#)        ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           ---------------   --------------   -----------   -------------   -----------   -------------
Mr. Morcott                130,000         $3,863,431       387,750        356,250      $4,240,828     $1,377,735
Mr. Magliochetti            35,000          1,064,235       164,250        163,750       1,802,766        620,859
Mr. Shultz                  23,400            744,848       108,500         72,500       1,343,062        295,344
Mr. Carroll                 16,000            478,187        46,000         82,000         449,625        332,875
Mr. Strobel                      0                  0        91,000         65,000       1,026,188        277,063

---------------

(1) The value realized on the exercise of options was calculated by multiplying the number of underlying shares by the difference between the closing price of the Company's Common Stock on the date of exercise (as reported in the New York Stock Exchange-Composite Transactions published in The Wall Street Journal) and the option exercise price.

(2) The value of unexercised in-the-money options was calculated by multiplying the number of underlying shares held by the difference between the closing price of the Company's Common Stock on December 31, 1998 ($40.875 per share, as reported in the New York Stock Exchange-Composite Transactions published in The Wall Street Journal) and the option exercise price.

                                 PENSION PLANS

     Three of the executive officers named in the Summary Compensation Table are eligible to receive retirement benefits under their employment agreements, which are described under "Employment Agreements". Each employment agreement provides that if the executive officer retires from Dana at or after age 55 with 15 years of service, he will receive a lifetime monthly pension calculated at 50% (or, if higher, the percentage which is the product of 1.6% multiplied by his credited service at retirement) of his highest average monthly compensation (defined as salary received during the month preceding his termination of service plus 1/12th of the average of the highest bonuses payable to him during any 3 consecutive years) reduced by benefits payable to him by Dana under the pension plans described below, pension or disability benefits payable to him by other organizations, and 50% of the primary Social Security benefit. The types of compensation that are reported in the Summary Compensation Table under "Salary" and "Bonus" (and also including deferred bonuses) will be used to calculate the retirement benefits payable to the officers under their employment agreements. The agreements also provide for a pre-retirement death benefit. The maximum monthly pensions that the officers would receive under their employment agreements if they had retired on January 1, 1999, before taking into account the reductions described above, would be as follows: Mr. Morcott, $106,546; Mr. Magliochetti, $49,172; and Mr. Strobel, $35,654. In lieu of receiving these benefits in the form of a monthly pension, the officer may elect to receive the distribution of the benefits in any form permitted under the Dana Corporation Retirement Plan.

     The Dana Corporation Retirement Plan is a cash balance plan (a type of non-contributory defined benefit pension plan in which participants' benefits are expressed as individual accounts). Benefits are computed as follows. During each year of participation in the Plan, a participant earns a service credit equal to a specified percentage of his earnings (as defined in the Plan) up to one-quarter of the Social Security taxable wage base, plus a specified percentage of his earnings above one-quarter of the taxable wage base. The percentages increase with the length of Dana service. A participant with 30 or more years of service receives the maximum credit (6.4% of earnings up to one-quarter of the taxable wage base, plus 12.8% of earnings over one-quarter of the taxable wage base). A participant employed by Dana on July 1, 1988 (when the Plan was converted to a cash balance plan) also earns a transition benefit designed to provide that his retirement benefit under the current Plan will be comparable to the benefit he would have received under the predecessor plan. A participant earns this transition benefit ratably over the period from July 1, 1988, to his 62nd birthday, except that in the event of a change in control of Dana, he will be entitled to the entire transition benefit. The accumulated service credits and the transition benefit are credited with interest annually, in an amount (not less than 5%) established by the Board. A participant employed by Dana on July 1, 1988, who was eligible to retire on July 1, 1993, but who elects to retire after that date, will receive the greater of the benefit provided by the current Plan or the benefit provided under the predecessor plan (determined as of July 1, 1993) with interest credits. The normal retirement age under the Plan is 65.

     Federal tax law imposes maximum payment limitations on tax qualified plans. Dana has adopted an Excess Benefits Plan which covers all employees eligible to receive retirement benefits under a funded Dana defined benefit plan. Under this Excess Benefits Plan, the Company will pay any amounts which exceed the federal limitations from its general funds.

     Dana has also adopted a Supplemental Benefits Plan which covers U.S.-based members of the Company's "A" and "B" Groups (as defined by the Compensation Committee of the Board) who retire on or before December 31, 2009. Under this Supplemental Benefits Plan, Dana will pay Messrs. Morcott, Magliochetti, Shultz and Strobel the difference between the aggregate benefits that they will receive under the Dana Corporation Retirement Plan and the Excess Benefits Plan and the benefit that they would have been entitled to receive under the predecessor plan to the Dana Corporation Retirement Plan in effect prior to July 1, 1988. Mr. Carroll and the other "A" and "B" Group plan participants who are not listed in the Summary

Compensation Table, are entitled to 90% of this benefit provided they retire in the years 1996-1999, 80% if they retire in the years 2000-2004, 70% if they retire in the years 2005-2009, and no benefit if they retire after the year 2009. Benefits payable under the predecessor plan are based on the participant's credited service and "final monthly earnings", which for Messrs. Morcott, Magliochetti, Shultz and Strobel is defined as base salary (before reduction for salary deferrals under the Company's Savings and Investment Plan), plus bonuses paid (or that would have been paid, but for a deferral arrangement) during the 3 highest of his last 10 years of employment prior to retirement, divided by 36. With respect to Mr. Carroll and the other members of the "A" and "B" Groups who are not listed in the Summary Compensation Table, "final monthly earnings" is defined as base salary (before reduction for salary deferrals under the Company's Savings and Investment Plan), plus bonuses paid (or that would have been paid, but for a deferral arrangement) during the 5 highest of his last 10 years of employment prior to retirement, divided by 60. The types of compensation that are reported in the Summary Compensation Table under "Salary" and "Bonus" will be used to calculate the retirement benefits payable to these executives under the predecessor plan. The Supplemental Benefits Plan provides for a pre-retirement death benefit. In addition, the maximum level of bonus award that is includable under the Supplemental Benefits Plan, as well as under the Dana Corporation Retirement Plan, the Excess Benefits Plan, and the pension portion of the officers' employment agreements, is 125% of base salary. In the event of a change in control of Dana, the participant will receive a lump-sum payment of all benefits previously accrued under the Excess Benefits and Supplemental Benefits Plans and will be entitled to continue to accrue benefits thereunder.

     The estimated monthly annuity benefits payable, starting at age 65, as accrued through December 31, 1998, in the aggregate under the Dana Corporation Retirement Plan, Excess Benefits Plan, and Supplemental Benefits Plan for the executives named in the Summary Compensation Table, are as follows: Mr. Morcott, $95,344; Mr. Magliochetti, $40,793; Mr. Shultz, $32,739; Mr. Carroll, $21,331;
and Mr. Strobel, $31,637. The benefits shown above will reduce the retirement benefits payable to Messrs. Morcott, Magliochetti and Strobel under their employment agreements.

                             EMPLOYMENT AGREEMENTS

     Messrs. Morcott, Magliochetti and Strobel have employment agreements with Dana. The term of each agreement is three years, with an automatic one-year extension at the end of each year to maintain the full three-year term unless either party gives notice not to extend the termination date or unless the agreement is terminated earlier by the death or disability of the officer or for "cause" (as defined in the agreement). The employment agreements provide that while the officers are employed by the Company, they will be paid their base salaries, at a minimum. The Compensation Committee reviews and approves the officers' base salaries annually, as described in the "Compensation Committee Report on Executive Compensation". Their employment agreements currently provide for the payment of 1999 base salaries to the officers, as follows: Mr. Morcott, $1,200,000; Mr. Magliochetti, $600,000; and Mr. Strobel, $422,000.

     Under each agreement, the officer agrees not to disclose any confidential information about Dana to others while employed by the Company or thereafter and not to engage in competition with Dana during any period when he is receiving payments or benefits under the agreement.

     During his period of employment, the officer is entitled to participate in Dana's Additional Compensation Plan, if designated by the Compensation Committee, and in Dana's various employee benefit plans. In the event of a change in control of Dana (as defined in the agreements), the officer will be entitled to continue as a participant in the Additional Compensation Plan during the remainder of the term of his employment agreement, the minimum bonus award to which he will be entitled during that period will be equal to 50% of his base salary, and his awards will be payable in cash (not deferrable). If the officer's employment is terminated following a change in control, any previously deferred awards under the Additional Compensation Plan will be paid on an accelerated basis. The Committee designates participants in the Additional Compensation Plan based on its determination that the participant is a key employee of the Company who is in a position to have a direct and significant impact on the growth and success of the Company and who is, either individually or as a member of a group of employees, contributing in a substantial degree to the success of the Company.

     If the officer is terminated by Dana "without cause" (as defined in the agreement) or, after a change in control of the Company, the officer terminates his employment for "good reason" (as defined in the agreement), he will be entitled, for the remainder of the term of the agreement, to receive monthly compensation equal to his highest average monthly compensation (reduced by the amounts payable to the officer under any severance plan or policy of Dana), and to continue in participation under Dana's employee benefit plans. If the termination follows a change in control, he will immediately receive such monthly compensation (discounted and paid in a lump sum) and any awards previously deferred under the Additional Compensation Plan (paid in full for any completed performance periods and for performance periods to be completed during the term of the agreement, and pro rata for any performance periods to be completed after such term).

     If any excise tax is imposed under Section 4999 of the Internal Revenue Code, as amended, on payments received by the officer as a result of a change in control of Dana, Dana will pay the officer a sum that will net him the amount he would have received if the excise tax had not been imposed.

     The retirement benefits payable to the officers under their employment agreements are described under "Pension Plans".

     The officers also have related agreements with Dana which provide that, in the event of a dispute related to their employment agreements, the Company will pay legal expenses they may incur to enforce their employment agreements.

     Messrs. Shultz and Carroll, along with 5 other executive officers of the Company, have employment agreements with Dana which are substantially similar to those described above, except that they do not provide a retirement benefit and they only become operative upon a change in control of Dana and only if the executive is then in the employ of Dana. Should their agreements become operative, Messrs. Shultz and Carroll (together with the other 5 executives) would continue to receive not less than the total compensation in effect at the time the agreement became operative, and would continue to participate in all executive incentive plans with at least the same reward opportunities, and with perquisites, fringe benefits and service credits for benefits at least equal to those that were provided prior to the date the agreement became operative.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

TO DANA'S SHAREHOLDERS:

     We, the members of the Compensation Committee, are independent, non-employee directors who have no "interlocking" relationships as defined by the Securities and Exchange Commission.

     Our goal, as a Committee, is to develop executive compensation policies that are consistent with, and linked to, the Company's strategic business objectives. Beyond that, our priority is to compensate Dana's senior management team fairly and commensurate with their contributions to furthering the Company's strategic direction and objectives.

     We establish, administer, and assess the effectiveness of the Company's executive compensation programs in support of these compensation policies. We also review and approve all salary arrangements and other remuneration for the Company's executive officers and evaluate their individual performance.

     In making our determinations, we consider competitive market data which is provided to the Company by an independent compensation consultant. This data is further reviewed by another independent compensation consultant whom we, the independent Board committee, retain separately. This data compares Dana's compensation practices to those of a group of comparable companies. The comparison group, which we select in advance and which may change from time to time, currently consists of 22 companies which have national and international business operations and comparable (on average) sales volumes, market capitalizations, employment levels, and lines of business. The companies chosen for the comparison group are not necessarily those represented in the stock performance graph which follows this Report. We believe Dana's competitors for executive talent are a broader group of companies and not limited only to the companies included in the groups established for comparing industry-specific shareholder returns.

     The key elements of Dana's executive compensation program are base salary, annual incentives, and long-term compensation, as described below. In determining an executive officer's compensation, we consider all elements of his compensation package, including severance plans, insurance, and other benefits.

BASE SALARIES

     We review and approve base salaries for each of Dana's executive officers on an individual basis, taking into consideration the following factors on a subjective basis: the individual's performance, contributions to the Company's success, and tenure in the job; pay practices for comparable positions in the comparison group; and internal equities among positions. We believe that a substantial portion of cash compensation should be "at risk" subject to Company performance. We also tend to recommend that base salaries for the Company's executive officers be set at approximately the median (size-adjusted) for the comparison companies. In cases of long tenure and exceptional individual performance (determined on a subjective basis), an individual's base salary may exceed the median of the comparison group practice. Conversely, shorter tenure and developing performance may yield a base salary below the median. In 1998, the base salaries of the executive officers named in the Summary Compensation Table, as a group, were approximately at the median of the comparison group.

ANNUAL INCENTIVES

     Dana's executive officers have an opportunity to earn annual bonuses under the Company's Additional Compensation Plan, which is designed to satisfy the requirements of Section 162(m) of the Internal Revenue Code ("Code"). Award opportunities under the Plan vary based on the individual's position and base salary. We may adjust any individual's bonus under the Plan upward by as much as 20% (other than a covered employee within the meaning of Section 162(m) of the Code), and may adjust any individual's bonus downward by as much as 20%, based on consideration of such individual performance factors and other factors as we determine to be relevant on a subjective basis. Bonuses are paid based on the Company's success in achieving performance objectives which we establish in advance. These objectives are set annually based on Dana's short-term strategic direction and the current economic climate. The objectives may vary from year to year, and subject to the terms of the Plan, we may adjust them during the year if necessary, in our discretion, to preserve the incentive feature of the Plan if events occur that alter the basis on which the objectives were selected. The performance measures which are considered in setting the objective for any given year may include, for example, corporate profits after taxes, return on stockholders' beginning equity, return on average assets, earnings per share and return on sales.

     In addition to establishing the annual performance measure in advance, we also establish the corporate performance levels and the percentages of the officers' base salaries at the different performance levels, which will be used to calculate the amounts of the bonuses. The performance levels consist of a hurdle (the minimum level of corporate performance that must be achieved for bonuses to be paid), a goal (the corporate performance level at which bonuses at 100% of base salary will be paid), and performance in excess of the goal (up to a specified maximum) at which bonuses in excess of 100% of base salary will be paid. Corporate profits after taxes exclusive of certain non-recurring income and expenses specific to 1998 was the performance measure chosen for 1998. The level of after-tax profit achieved by Dana in 1998 was equivalent to a 24.8% return on stockholders' beginning equity (a measurement calculation utilizing corporate profits after taxes), after restatement to give effect to the acquisition of Echlin, Inc., a performance level that ranks Dana above the 90th percentile of the comparison group. As a result, the goal performance level was exceeded, and annual bonuses for 1998 equal to 118% of base salary were earned under the Additional Compensation Plan by Messrs. Morcott, Magliochetti and Strobel based upon the performance payout formula established in advance by the Committee. For 1998, the Committee also determined that a portion of the bonus for executives in charge of a Strategic Business Unit ("SBU") should be dependent on the performance of their SBU. Accordingly, the bonuses for Mr. Shultz (President of Dana Credit Corporation) and Mr. Carroll (President of the Company's Automotive Systems Group) also reflect the actual profit earned by their SBU versus the forecasted profit for the SBU.

LONG-TERM INCENTIVES

     Long-term incentives are provided to the executive officers under the Company's 1997 Amended Stock Option Plan. In keeping with the Company's commitment to provide a total compensation package which favors at-risk components of pay, long-term incentives comprise a substantial portion of each executive officer's total compensation. We believe significant stock option grants encourage the executive officers to own and hold the Company's stock and tie their long-term economic interests directly to those of the shareholders. In determining the option grant sizes, we consider the following factors, without weighting them: the executive officer's relative position, years of service, current stock ownership level, past option grants, and current stock ownership objectives. The number of options granted to the executive officers in 1998 was intended to approximate the median (size-adjusted) total long-term incentive value delivered by Dana's comparison group.

     From time to time, we also recommend grants of restricted stock to individual executive officers under the Company's 1989 Restricted Stock Plan. Such grants may be used, for example, to recognize an individual's promotion to the Company's senior management group or exceptional contributions to the Company. Eleven individuals (none of whom was an executive officer named in the Summary Compensation Table) received grants of restricted stock in 1998.

STOCK OWNERSHIP GUIDELINES

     To encourage senior executives to own and hold Dana stock, the Company has maintained for many years stock ownership guidelines for those executives. The purpose of the guidelines is to encourage the executives to hold Dana stock, thereby tying their long-term economic interest directly to that of the shareholders. The Company's stock ownership targets apply to approximately 60 executives who hold the position of division general manager and above. Executives are expected to attain their target ownership level within five years. Once their target ownership level is achieved, executives are encouraged to accumulate additional shares. Executives are asked to remain at or above their stock ownership target until retirement. The 24 most senior executive officers have ownership targets that range from 35,000 shares up to 180,000 shares for Mr. Morcott.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Mr. Morcott earned a base salary of $1,095,000 for 1998. We recommended this base salary in December 1997, based on our consideration of the Company's strong 1997 sales, profits, and stock price performance compared to the performance of other companies in the comparison group. We also considered Mr. Morcott's base salary compared to the salary practices within the Company's comparison group, his tenure as the Company's Chief Executive Officer and his total years of service with the Company. Mr. Morcott's 1998 base salary was approximately at the median for comparable positions within the comparison group. In addition, Mr. Morcott earned an annual bonus of $1,300,000 (118% of his base salary) under the Additional Compensation Plan, as discussed above.

     Mr. Morcott was granted options for 150,000 shares of Company stock in 1998. This is the same number of stock options he received in 1997. We determined the value of his option grant by taking into consideration the factors described above under "Long-Term Incentives". Mr. Morcott's grant size was representative of the long-term incentive value granted to his peers in 1998.

SUMMARY

     Dana believes that annual bonuses paid under the Company's Additional Compensation Plan, as well as compensation realized upon the exercise of stock options granted under the Company's 1997 Stock Option Plan, will satisfy the requirements of Code Section 162(m) and therefore will be fully tax deductible. Although the Company generally intends to comply with the requirements of Code
Section 162(m), the Committee believes it is appropriate to maintain the flexibility to pay compensation that is not fully deductible (e.g., the portion of Mr. Morcott's salary that exceeds $1,000,000) if it determines that such payments are in the Company's best interests.

     The Compensation Committee will continue to evaluate Dana's executive compensation programs on an ongoing basis to assure that the Company's compensation philosophies and practices are consistent with the objective of enhancing shareholder value.

                                          Submitted by,

                                          Theodore B. Sumner, Jr., Chairman
                                          Edmund M. Carpenter
                                          Eric Clark
                                          Glen H. Hiner
                                          Richard B. Priory

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The following graph shows the yearly change in cumulative total shareholder return on Dana Corporation Common Stock (assuming a $100 investment on December 31, 1993 and quarterly reinvestment of dividends during the period) compared to the cumulative total return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Auto Parts & Equipment Index for the past 5 fiscal years.

                                                                                                          S&P 500 AUTO PARTS &
                                                    DANA CORPORATION                 S&P 500                    EQUIPMENT
                                                    ----------------                 -------              --------------------
12/31/93                                                   100                         100                         100
12/31/94                                                    81                         101                          87
12/31/95                                                   104                         139                         108
12/31/96                                                   120                         171                         121
12/31/97                                                   179                         228                         151
12/31/98                                                   158                         293                         146

               (Returns shown are rounded to the nearest dollar.)

                               OTHER TRANSACTIONS

     John D. Stevenson is currently counsel to, and was formerly a partner in the Toronto law firm of Smith Lyons. This firm provided legal services to the Company in 1998, as it has for many years previously, and is expected to continue to provide such services in 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of Dana's Common Stock to file initial stock ownership reports and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. SEC regulations require the Company to be furnished with copies of these reports. As the result of an administrative error, Daniel
J. Moody, an officer of the Company, was late in filing one Form 4 in 1998 to report a purchase of Common Stock of the Company.

             ITEM 2 -- PROPOSAL TO AMEND THE 1997 STOCK OPTION PLAN

     The Board of Directors believes that encouraging the employees of the Company and its subsidiaries to own Dana Common Stock benefits the Company and its stockholders. The opportunity to acquire a proprietary interest in the Company helps attract, retain, and motivate employees of exceptional ability. Stock ownership by the key employees who are responsible for Dana's future growth and success is a significant incentive that aligns their financial interests with those of the Company and its stockholders. Accordingly, from time to time since 1955, the Board has recommended, and the Company's stockholders have approved, successive plans that have provided for the grant of options and/or stock appreciation rights ("SARs") to employees of Dana and its subsidiaries.

     The Corporation's 1997 Stock Option Plan (the "Plan" or the "1997 Plan") is the current plan under which options and SARs may be granted. Options currently outstanding under the Plan are described below. No Dana employee currently holds any SARs.

     In order to continue to give the Board flexibility to accomplish its compensation objectives, the Board adopted on December 14, 1998, and is submitting to stockholders for approval, an amendment and restatement of the 1997 Plan that, among other things: (a) authorizes 6,000,000 additional shares of Common Stock for grant (with this increase, a pool of approximately 6,637,212 shares will be available for future grants under the Plan), (b) amends the Plan to provide that the Board will have the authority to amend the Plan, except that stockholder approval will be required whenever the Plan amendments (i) increase the number of shares authorized for issue under the Plan; (ii) grant stock options or SARs with an exercise price below 100% of fair market value on the date of the grant; (iii) reprice (or cancel and regrant) outstanding stock options (or SARs) at a lower exercise price; or (iv) require stockholder approval as a matter of law or under rules of the New York Stock Exchange.

     An explanation of the Plan provisions follows. The amended Plan, if approved by the stockholders, will become effective April 7, 1999. The provisions of the Plan will apply to all options and SARs granted both before and after that date under the Plan.

                      PRINCIPAL FEATURES OF THE 1997 PLAN

     Exhibit A to this Proxy Statement contains a copy of the 1997 Plan as it is proposed to be amended and restated. The following summary of the principal features of the amended 1997 Plan is qualified in its entirety by reference to Exhibit A to this Proxy Statement.

     NAME OF PLAN. The name of the amended and restated Plan will be the "Dana Corporation 1997 Stock Option Plan."

     SHARES OF STOCK SUBJECT TO THE PLAN. To date, 13,200,000 shares of Dana Common Stock have been authorized for issue upon the grant of options or SARs under the 1997 Plan. Of these shares, 350,000 shares were subsequently reallocated for stock distributions under the Company's Additional Compensation Plan. Options for 6,922,774 shares were outstanding as of December 31, 1998 under the 1997 Plan, and an aggregate of 637,212 shares remain available for future grant. In addition, 5,290,014 shares have been issued upon the exercise of options granted under the Plan. If the amended Plan is approved by stockholders, the number of shares authorized for future grants of stock options and SARs during the term of the 1997 Plan will be increased by 6,000,000 shares and, thus, the pool available for future grants of stock options will be 6,637,212 shares (plus any shares that are attributable to forfeited options). The number of additional shares authorized, like the shares currently available for grant, will be subject to adjustment in the event of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, or similar event. Upon cancellation, expiration, or termination of an option or SAR, the underlying shares will become available for future grant under the 1997 Plan. The market value of the 6,000,000 additional shares for which authorization is sought under the 1997 Plan was $241,314,000 on December 31, 1998, calculated by averaging the high and low sale prices ($40.219) of the Common Stock as reported in the New York Stock Exchange-Composite Transactions published in The Wall Street Journal.

     ADMINISTRATION OF THE 1997 PLAN. The Board's Compensation Committee, consisting of two or more non-employee directors who are ineligible to participate in or benefit from the 1997 Plan, administers and interprets the 1997 Plan. The members of the Compensation Committee must also be "outside directors" within the meaning of Section 162(m) of the Code. The Compensation Committee has the discretion to adopt rules and regulations, and to impose conditions upon the exercise of options or SARs. Subject to requirements of the 1997 Plan, the Compensation Committee determines which eligible employees will be granted stock options and/or SARs, the amount and terms of the grants, and the times when the grants will be made.

     ELIGIBILITY FOR PARTICIPATION. Key employees of Dana and its subsidiaries, including the Company's executive officers, who are designated by the Compensation Committee are eligible to receive grants of stock options under the 1997 Plan. 2,457 employees held options granted under the 1997 Plan as of December 31, 1998.

     TERM OF THE 1997 PLAN. The term of the amended 1997 Plan will continue to be February 10, 2007, the same term as exists under the current version of the Plan. No awards of options or SARs will be permitted under the 1997 Plan after February 10, 2007, although the exercise periods for previously granted options or SARs may extend beyond that date.

     DESCRIPTION OF OPTIONS. The Compensation Committee may grant incentive stock options (as provided under sec.422(b) of the Code) and/or non-statutory stock options to purchase the Company's Common Stock. The exercise price of incentive and non-statutory stock options may not be less than 100% of the fair market value of the underlying Common Stock on the date of grant. Incentive stock options are subject to restrictions under the Code, including a requirement that prohibits options for more than $100,000 worth of stock from becoming exercisable for the first time during any calendar year. Subject to limitations set forth in the 1997 Plan, and with the optionee's consent, the Compensation Committee may amend the terms of any outstanding option, including changing it from an incentive stock option to a non-statutory option. The difference in federal tax treatment of the two types of options is described below. To comply with sec.162(m) of the Code, the 1997 Plan contains a maximum annual option (or SAR) limit of 350,000 shares per optionee, which limit is subject to adjustment (as described above) in the event of a stock dividend, stock split, or similar event.

     DESCRIPTION OF STOCK APPRECIATION RIGHTS. SARs may be granted either apart from, or in conjunction with, options. Freestanding SARs have not been granted to date, but if they were granted, they would be assigned a value per share ("SAR Grant Value") of at least 100% of the market value of the underlying Common Stock on the date of grant. Upon the exercise of an SAR granted in conjunction with an option, the holder is required to surrender the related option and is entitled to receive such number of shares of Common Stock as is equal in aggregate fair market value on the date of exercise to the spread between the fair market value of the share as to which the SAR was exercised and the exercise price of the option that was surrendered. Upon the exercise of an SAR granted apart from an option, the holder is entitled to receive such number of shares of Common Stock as is equal in aggregate fair market value on the date of exercise to the spread between the fair market value of a share of Common Stock and the SAR Grant Value of the SAR exercised. In either case, the Committee may elect to pay cash equal to the aggregate fair market value of the Common Stock that the holder would otherwise have received. The exercise of SARs decreases the number of shares available for future grants under the 1997 Plan to the same extent as does the exercise of options.

     EXERCISE PERIODS. Generally, options and SARs must be held for one year after the date of grant before they can be exercised. Thereafter, so long as the optionee remains in employment, the options and SARs may be exercised for a period that ends ten years after the date of grant. During the exercise period for any particular grant of options or SARs, and except as otherwise required by the $100,000 per year limitation described above with respect to incentive stock options, the optionee may exercise 25% of the options and SARs after one year from the date of grant, 50% after two years from the date of grant, 75% after three years from the date of grant, and all of the options (and SARs) after four years from the date of grant. In the event of a change in control of the Corporation (as defined in the Plan), all outstanding unexercised options and SARs, whether or not then exercisable, shall become fully exercisable, and shall remain fully exercisable for their term.

     PAYMENT FOR OPTIONS. The purchase price for all options must be paid in full upon exercise. The price must be paid in cash, or in Dana Common Stock, or in a combination of cash and Common Stock. Any Common Stock tendered in payment must have been held by the optionee for at least six months prior to tender, and if the stock that is tendered was received upon the exercise of an ISO, the shares must have been held for at least one year prior to such tender and payment. The optionee is responsible for payment of all taxes (except stock transfer taxes) that Dana may be obligated to collect before the Common Stock is transferred to him.

     DEATH, DISABILITY, OR RETIREMENT. If an optionee dies or becomes totally and permanently disabled, all of his outstanding options and SARs may be exercised within one year after his death or disability, but not more than 10 years from the date of grant.

     Any optionee who retires from employment under a Dana retirement plan after age 55 and with 15 years of service with Dana or its subsidiaries may exercise his outstanding options and SARs (except those granted during the six months preceding retirement) during the five years after his retirement (but not more than ten years from the date of grant). Other optionees will forfeit their outstanding options and SARs upon retirement. Termination of employment initiated by the Company, or departure under conditions adverse to the Company (in either case, as determined by the Compensation Committee), will not be deemed to be a "retirement" under the 1997 Plan. The Compensation Committee has the discretion to vest any options or SARs that would otherwise be forfeited, either because the optionee had not attained age 55 and 15 years of service when he retired, or because the options or SARs were granted less than six months prior to his retirement, or to characterize a participant's termination as a retirement even though he might not have met the age, service, or other conditions described above. The Committee also has the discretion to permit an optionee whose employment has been involuntarily terminated (other than for cause) to exercise any outstanding stock option or SAR for up to 2 years following the optionee's termination of employment.

     OTHER TERMINATION OF EMPLOYMENT. If an optionee's employment is terminated for any reason other than death, disability, or retirement (as defined above), his outstanding options and SARs are forfeited.

     TRANSFERABILITY. Options and SARs may not be transferred or assigned except upon the death of the optionee.

     OPTIONEE'S RIGHTS AS A STOCKHOLDER. An optionee has no rights as a Dana stockholder with respect to any underlying shares of Common Stock until he exercises his option or SAR for those shares and the Company has issued him a stock certificate.

     AMENDMENTS TO THE PLAN. The Board may amend the 1997 Plan at any time, except that stockholder approval is required for any amendment that will: (i) increase the total number of shares of Common Stock that may be available for grant under the Plan; (ii) reduce the option price or the SAR Grant Value below 100% of fair market value on the grant date; (iii) reprice (or cancel and regrant) an outstanding stock option (or SAR) at a lower exercise price; or (iv) require stockholder approval as a matter of law or under rules of the New York Stock Exchange.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following summary constitutes a brief overview of the principal federal income tax consequences relating to option and SAR awards based upon current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences.

     1. GRANT OF OPTIONS AND SARS. An optionee does not realize taxable income when he receives a grant of options (whether incentive stock options or non-statutory stock options) and/or SARs, and Dana may not claim a tax deduction in connection with such grants.

     2. EXERCISE OF OPTIONS AND SARS

          A. INCENTIVE STOCK OPTIONS. An optionee does not realize taxable income when he exercises an incentive stock option if he is an employee of Dana or its subsidiaries at the time of exercise, or if his employment terminates within three months of the date of exercise. If an optionee exercises an incentive stock option more than three months after his employment with Dana or its subsidiaries has terminated, the option will be treated as a non-statutory stock option for federal income tax purposes.

          B. NON-STATUTORY OPTIONS. When an optionee exercises a non-statutory option, he will be deemed to have received taxable income at ordinary income rates in an amount equal to the difference between the market value of the underlying Common Stock on the date of exercise and the exercise price. The income realized will be subject to withholding and Dana may claim a tax deduction with respect thereto.

          C. SARS. When he exercises an SAR, an optionee realizes taxable income at ordinary income rates with respect to the payment (cash and/or Common Stock) received. The income realized is subject to withholding tax and Dana may claim a tax deduction with respect thereto.

     3. SALE OF STOCK ACQUIRED UPON EXERCISE

          A. STOCK ACQUIRED ON EXERCISE OF INCENTIVE STOCK OPTION. When an optionee sells stock acquired by the exercise of an incentive stock option and held for at least one year from the date of transfer and two years from the date of grant, any gain will be taxed at long-term capital gains rates, and any loss will be treated as a long-term capital loss. The gain or loss is normally the difference between the sale price and the exercise price. If the holding period requirements are not met, the optionee will be taxed in the year of sale on an amount equal to the lesser of his total gain or his gain on exercise; this amount will be taxable as ordinary income and Dana may claim a tax deduction with respect to this amount. Any additional gain or loss will be capital gain or loss, with the optionee's basis being equal to the exercise price plus the amount included as compensation income and the holding period having commenced on the date of exercise.

          B. STOCK ACQUIRED ON EXERCISE OF NON-STATUTORY STOCK OPTIONS AND SARS. When an optionee sells stock acquired by the exercise of a non-statutory option, any gain or loss will be taxed as long-term capital gain or loss if the requisite long-term capital gains holding period has been met. The gain or loss will be the difference between the sale price and the market value on the date of exercise. If such holding period has not been met, the gain or loss will be treated as short-term capital gain or loss.

                        BENEFITS UNDER THE AMENDED PLAN

     Inasmuch as the optionees and the amounts, terms, and grant dates of options and/or SARs under the amended 1997 Plan will be at the discretion of the Compensation Committee, future grants are not presently determinable. If the amended 1997 Plan had been in effect in 1998, the persons and groups shown in the following table would have received the number of options shown, the same number of options as were actually granted on July 20, 1998, at an exercise price of $52.5625 per share, and in the case of grants to non-executive officers on October 19, 1998, at an exercise price of $40.3750.

                           NAME                               NUMBER OF OPTIONS
                           ----                               -----------------
Mr. Morcott                                                         150,000
Mr. Magliochetti                                                     70,000
Mr. Shultz                                                           26,000
Mr. Carroll                                                          34,000
Mr. Strobel                                                          26,000
Current Executive Officers as a Group (32 Persons)                  829,500
Employees in 1998 (Excluding Current Executive Officers)          1,690,024

                              APPROVAL OF THE PLAN

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDED 1997 PLAN.

     Approval of this Item 2 requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and Broker Shares voted as to any matter at the Meeting will be included in determining the number of votes present or represented at the Meeting. Abstentions and Broker Shares that are not voted FOR this Item 2 will not be counted as affirmative votes for approval of this Item 2.

     If the stockholders do not approve the amended 1997 Plan, the current 1997 Plan will remain in effect.

             ITEM 3 -- PROPOSAL TO ADOPT 1999 RESTRICTED STOCK PLAN

     The Board of Directors of Dana has for many years believed that it is in the best interests of the Corporation and its stockholders to secure the benefits of incentive inherent in Common Stock ownership by employees of Dana and its subsidiaries who in the judgment of the Board will be largely responsible for Dana's future growth and success. The Board believes that a restricted stock plan aids in retaining and encouraging employees of exceptional ability because of the opportunity afforded them to acquire Common Stock of Dana. Accordingly, in 1989 the Board adopted the Dana Corporation 1989 Restricted Stock Plan (the "Prior Plan") and made grants for an aggregate of 473,793 shares of restricted stock under the Prior Plan prior to its expiration in February 1999. At this time, the Corporation desires to replace the expired Prior Plan with a new plan, the Dana Corporation 1999 Restricted Stock Plan (the "Plan"), which is set out in Exhibit B to this Proxy Statement.

     An explanation of the Plan provisions follows. The Plan, if approved by the stockholders, will become effective February 26, 1999.

                         PRINCIPAL FEATURES OF THE PLAN

     Exhibit B to this Proxy Statement contains a copy of the proposed Plan. The following summary of the principal features of the Plan is qualified in its entirety by reference to Exhibit B to this Proxy Statement.

     NAME OF PLAN. The name of the Plan will be the "Dana Corporation 1999 Restricted Stock Plan."

     ADMINISTRATION. The Compensation Committee of the Board of Directors (the "Committee") will administer and interpret the Plan and will have the discretion to adopt such rules and regulations and impose such conditions as it deems appropriate to administer the Plan. The Committee will determine, subject to the requirements of the Plan, which eligible persons will receive grants of restricted stock ("Restricted Stock"), the number of shares of stock to be granted to each and the terms of such grants, and the times when grants are to be made.

     SHARES OF STOCK SUBJECT TO THE PLAN. There will be 750,000 shares (approximately .45% of the number of shares of Common Stock of the Corporation outstanding as of February 19, 1999) authorized for grants of Restricted Stock under the Plan, subject to adjustment in the event of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, or similar transaction. The 481,524 shares that were authorized but not granted as Restricted Stock under the Prior Plan will not be available in the future for grants under either the Plan or the Prior Plan, which has expired. Grants of Restricted Stock previously made under the Prior Plan will be unaffected and will be governed by the terms of the Prior Plan.

     ELIGIBILITY. Key employees, including executive officers of Dana and its subsidiaries, are eligible to receive grants under the Plan. The number of eligible participants in the Plan and the number of shares of Restricted Stock they may each be granted is not presently determinable. However, approximately 35 key employees (including all of the Executive Officers) received grants of restricted stock under the Prior Plan.

     DURATION OF THE PLAN. No grants of Restricted Stock may be made after February 26, 2009, but grants made before that date may extend, and will be governed by the terms of the Plan, beyond that date.

     PROVISIONS RELATING TO RESTRICTED STOCK. Each grant of Restricted Stock will be evidenced by a grant agreement between the participant and the Corporation setting forth the terms of the grant. The Committee may impose such terms which are consistent with the Plan as it determines are necessary or desirable. These may include a requirement for payment by the participant to the Corporation for the Restricted Stock which is granted. It is currently intended that grants under the Plan will include a requirement that participants pay to the Corporation 10% of the fair market value of the Restricted Stock granted, which amount will be refunded to the participant if the Restricted Stock is forfeited.

     Each grant of Restricted Stock will be subject to restrictions which the Corporation believes to constitute a substantial risk of forfeiture of the shares for a period of at least one year (the "Restricted Period"). It is currently intended that grants under the Plan will generally be subject to a 5-year Restricted Period. The Restricted Stock will be forfeitable (and all rights of the participant in the Restricted Stock will terminate) unless the participant has remained a full-time employee of the Corporation or any of its subsidiaries until the expiration of the Restricted Period. However, the Committee may, after a grant, in its discretion, shorten or lengthen the Restricted Period or waive any condition to the lapse of the restrictions. In exchange for lengthening the Restricted Period, the Committee may choose to grant additional shares of Restricted Stock to any participant. The grant agreement may, at the discretion of the Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Corporation or the termination of the participant's employment by reason of the participant's death, disability, retirement or discharge without cause.

     During the Restricted Period the participant will have all the rights of a Dana stockholder, including the right to receive dividends and vote the shares of Restricted Stock, except as follows. The right to receive cash dividends will be the right to receive dividends either in cash currently payable or by payment in Restricted Stock, as the Committee determines at the time of the making of the grant. In addition, the Restricted Stock may not be transferred, assigned or encumbered unless and until all restrictions have lapsed. The Restricted Stock will be forfeited to the Corporation if all conditions to the lapse of the restrictions have not been met or waived at or prior to the expiration of the Restricted Period.

     Subject to such rules as may be established by the Committee, each participant also has the right to convert his Restricted Stock into Restricted Stock units ("Units"). Any such Units shall be subject to the same Restricted Period and to the same conditions for lapse or termination of restrictions as the Restricted Stock from which they were converted. For participants who elect to convert shares of Restricted Stock into Units, the Corporation establishes a Unit account on its books and credits to that account a number of Units equal to the number of shares of Restricted Stock so converted. Cash dividends and stock splits are also credited to those Units. Upon termination of the participant's employment, a stock certificate equal to the number of Units in the account will be delivered to the participant in a lump sum, or in up to 15 annual installments, less any shares necessary to satisfy tax withholding obligations.

     In the event of a stock dividend or split, recapitalization, reorganization, merger, consolidation or similar transaction, the number of shares of stock granted as Restricted Stock, and the price per share, if any, to be paid by the participant on acquisition of the shares, and by the Corporation in the event of a forfeiture, shall be equitably adjusted.

     TERMINATION OR AMENDMENT OF THE PLAN. The Board of Directors may terminate or amend the Plan at any time. However, the approval of the Corporation's stockholders is required for any amendment that (i) increases the total number of shares of stock that may be granted under the Plan; or (ii) must, by law or New York Stock Exchange requirement, be approved by the stockholders.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following summary constitutes a brief overview of the principal federal income tax consequences relating to Restricted Stock grants based upon current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax consequences.

     The participant will generally realize compensation income in an amount equal to the fair market value of the Restricted Stock, less any amount paid for such Stock, at the time when the participant's rights with respect to such Stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Internal Revenue Code, to be taxed on the Restricted Stock at the time it was granted. Dividends paid to the participant in cash during the Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. Dividends paid in the form of additional shares of Restricted Stock will generally be taxable at such time as the Restricted Stock is no longer subject to a substantial risk of forfeiture, as described above. The Corporation will generally be entitled to a deduction under the Internal Revenue Code in the amount and at the time that compensation income is realized by the participant.

                            BENEFITS UNDER THE PLAN

     Inasmuch as the recipients and the amounts, terms, and grant dates of Restricted Stock under the Plan will be at the discretion of the Compensation Committee, future grants are not presently determinable.

                              APPROVAL OF THE PLAN

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 1999 RESTRICTED STOCK PLAN.

     Approval of this Item 3 requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and Broker Shares voted as to any matter at the Meeting will be included in determining the number of votes present or represented at the Meeting. Abstentions and Broker Shares that are not voted FOR this Item 3 will not be counted as affirmative votes for approval of this Item 3.

         ITEM 4 -- RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, upon the recommendation of its Audit Committee, has selected the firm of PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1999, and recommends ratification of such selection by the stockholders. PricewaterhouseCoopers LLP has been Dana's independent public accountant since 1916. The Board of Directors considers PricewaterhouseCoopers LLP to be well qualified to serve as the independent accountants for the Company. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999.

                         ITEM 5 -- STOCKHOLDER PROPOSAL

     Certain stockholders, including Catholic Healthcare West, which owns 109,400 shares of the Corporation's Common Stock, have advised the Corporation that they intend to present the following proposal at the 1999 Annual Meeting of
Stockholders:

                      "ENDORSEMENT OF THE CERES PRINCIPLES
                    FOR PUBLIC ENVIRONMENTAL ACCOUNTABILITY

     WHEREAS:

     All leaders of industry in the United States now acknowledge their obligation to pursue superior environmental performance and to disclose information about that performance to their investors and other stakeholders.

     The integrity, utility, and comparability of environmental disclosure depends on the creation of environmental reports that employ a common format, use credible metrics, and follow a set of a generally accepted environmental disclosure standards.

     The Coalition for Environmentally Responsible Economies (CERES), a ten year old partnership among some of the largest investors, environmental groups, and corporations in the country, has established what we believe is the most thorough and well-respected environmental disclosure form in the United States.

     CERES has also gathered leading international organizations, including the United Nations Environment Programme, into a collaborative Global Reporting Initiative to guide and accelerate the worldwide trend toward standardized environmental reporting.

     The CERES Principles and the CERES Report have already been adopted by leading firms in highly diverse industries such as Bank America, Baxter International, Bethlehem Steel, Coca-Cola, General Motors, Interface, ITT Industries, Pennsylvania Power and Light, Polaroid, and Sun Company.

     We believe endorsing the CERES Principles commits a company to the prudent oversight of its financial and physical resources through: 1) protection of the biosphere; 2) sustainable use of natural resources; 3) waste reduction; 4) energy conservation; 5) risk reduction; 6) safe products/services; 7) environmental restoration; 8) informing the public; 9) management commitment;
10) audits and reports. (The full text of the CERES Principles and accompanying CERES Report form are obtainable from CERES, 11 Arlington Street, Boston, Massachusetts 02116, (617) 247-0700 or at www.ceres.org).

     RESOLVED: Shareholders request that the company endorse the CERES Principles as a reasonable and beneficial component of their corporate commitment to be publicly accountable for environmental performance."

     The following constitutes the supporting statement of the stockholders intending to present the foregoing proposal:

     "Recent studies show that the integration of environmental commitment into business operations provide competitive advantage and improve long-term financial performance for companies. In addition, the depth of a firm's environmental commitment and the quality with which it manages its environmental performance provide us with indicators of the foresight of its management.

     Given investors' needs for credible information about a firm's environmental performance, and given the large number of companies that have already endorsed the CERES Principles and adopted its report format, endorsement of the CERES Principles is a reasonable, widely accepted step for any company wishing to demonstrate its seriousness about superior environmental performance.

     The goal of the CERES Principles is continuous improvement in corporate environmental performance, coupled with public accountability. One cannot measure improvement without having data over time. Standardizing that data enables investors to assess environmental progress within and across industries. By endorsing the CERES Principles, a company agrees to a single consistent standard for environmental reporting. An endorsing company works with CERES and other endorsing companies in setting that reporting standard.

     Your vote FOR this resolution serves the best interests of our Company and its shareholders."

            BOARD OF DIRECTORS RESPONSE TO THE SHAREHOLDER PROPOSAL

     The Company has formally recognized the importance of environmental concerns in its policy statement in which it pledges to working towards the elimination or reduction of hazards to safety, health and the environment. In addition, in the Company's Standards of Business Conduct ("SBC"), the Company mandates that all operations strictly comply with all environmental laws or regulations. In the SBC, the Company also encourages operations to reduce waste, pollution and energy consumption.

     Pursuant to these policies, the Company conducts periodic audits of its operating units to assess their environmental compliance efforts and has a mandatory implementation program to correct any deviations. The Company believes that such audits are an effective way to identify and correct potential environmental problems.

     The Company is already subject to extensive environmental regulation and disclosure requirements in the jurisdictions in which it conducts its businesses.

     Since many of the topics covered by the stockholder proposal are already included in extensive reports that the Company is required to prepare under Federal and state law, the proposal would simply burden the Company with additional reporting obligations and associated costs in connection with a mandatory annual CERES Report. The Company also believes that endorsing the CERES Principles may impose unnecessary costs on the Company by obligating it to pay an annual fee to CERES of up to $25,000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED AGAINST THE PROPOSAL UNLESS STOCKHOLDERS OTHERWISE SPECIFY TO THE CONTRARY ON THEIR PROXY.

                          TRANSACTIONS WITH MANAGEMENT

     Three executive officers, Messrs. Ferreira, Lasky and Shelbourn, have received loans from the Company in the amounts of $785,000, $170,000 and $130,000, respectively. The loans were made in order to assist the individuals in purchasing homes following their relocation from other Company assignments.

                               OTHER INFORMATION

                         EXPENSES OF PROXY SOLICITATION

     Dana will pay the cost of soliciting proxies for the Annual Meeting. The Company's directors, officers and employees may solicit proxies by telephone, facsimile, telegram or personal interview. Dana has also engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to provide customary solicitation services for a fee of $11,000, plus expenses. Upon request, Dana will pay the reasonable expenses of brokers, dealers, banks, voting trustees, and their nominees who are holders of record of Common Stock on the record date, for completing the mailing of the Annual Report, this Notice of Meeting and Proxy Statement, and the enclosed proxy to the beneficial owners of such shares.

                               VOTING OF PROXIES

     All shares of Common Stock represented by properly executed and delivered proxies will be voted in accordance with the directions of the stockholders giving the proxies. If no directions are given, such proxies will be voted FOR the election of the director-nominees named in this Proxy Statement, FOR the amended 1997 Stock Option Plan, FOR the 1999 Restricted Stock Plan, FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's accountants, and AGAINST the stockholders' proposal on the CERES Principles. If any named director-nominee becomes unavailable for election for any presently unforeseen reason, the proxies will be voted for any substitute nominee who is recommended by the Board.

     As of the date of this Proxy Statement, the Board does not know of any matter other than those set out in this Proxy Statement that will come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, the persons named in the proxy will vote the shares represented in accordance with their best judgment on such matter.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals are eligible for consideration for inclusion in the Proxy Statement for the 2000 Annual Meeting of stockholders in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, if they are received by Dana on or before November 6, 1999. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by Dana on or before January 20, 2000.

                                          By Order of the Board of Directors,

                                          Martin J. Strobel
                                          Secretary

March 5, 1999

     PLEASE VOTE, EITHER BY PHONE OR BY SIGNING AND RETURNING THE ENCLOSED PROXY TODAY, TO SAVE DANA THE EXPENSE OF ADDITIONAL SOLICITATION.

                                                                       EXHIBIT A

                    DANA CORPORATION 1997 STOCK OPTION PLAN

     Dana Corporation, a corporation organized and existing under the laws of the Commonwealth of Virginia (the "Corporation"), hereby amends and restates the Dana Corporation 1997 Stock Option Plan (such restated plan being referred to hereafter as the "Plan") for employees of the Corporation and its Subsidiaries, as follows:

     SECTION 1. PURPOSE. The purpose of the Plan is to secure for the Corporation and its stockholders the benefits of incentive inherent in stock ownership in the Corporation by key employees of the Corporation and its Subsidiaries, who are largely responsible for its future growth and continued success. It is generally recognized that stock option plans aid in retaining and encouraging employees of exceptional ability because of the opportunity offered such individuals to acquire an interest parallel to that of the stockholders of the Corporation. Options granted under the Plan may be either Incentive Stock Options ("ISO") or Non-ISO Options, as defined below.

     SECTION 2. DEFINITIONS. "Board" shall mean the Board of Directors of the Corporation.

     "Change in Control of the Corporation" shall mean the occurrence of the event set forth in any one of the following paragraphs:

        (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of paragraph (c) below; or

        (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 8, 1997, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on December 8, 1997 or whose appointment, election or nomination for election was previously so approved or recommended. For purposes of the preceding sentence, any director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation, shall not be counted; or

        (c) there is consummated a merger of the Corporation or any direct or indirect Subsidiary of the Corporation with any other corporation, or a statutory share exchange of the Corporation's voting securities, other than (1) a merger or statutory share exchange which would result in the voting securities of the Corporation outstanding immediately prior to such merger continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or statutory share exchange effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or

        (d) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

        For purposes of this "Change in Control of the Corporation" definition, the following terms shall have the following meanings:

            "Affiliate" shall mean a corporation or other entity which is not a Subsidiary and which directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Corporation. For the purpose of this definition, the terms "control", "controls" and "controlled" mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise.

            "Beneficial Owner" or "Beneficially Owned" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14 (d) thereof, except that such term shall not include (i) the Corporation or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

            "Subsidiary" shall mean a corporation or other entity, of which 50% or more of the voting securities or other equity interests is owned directly, or indirectly through one or more intermediaries, by the Corporation.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean a committee of the Board consisting of at least 2 members of the Board who shall be (a) "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended; and (b) "outside directors" within the meaning of Section 162(m) of the Code.

     "Fair Market Value" shall mean, as applied to a specified date:

        (a) the mean between the highest and lowest prices of a share of Stock as reported on the Consolidated Transactions Reporting System, or its equivalent successor, for such date; or

        (b) in the case of an exercise of stock appreciation rights by an Optionee subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, during a "window" period beginning on the third business day following the date of release of the Corporation's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date, the highest daily mean price calculated during such "window period"; or

        (c) if there should be no such reported prices for such specified date, or for such "window period", a value meeting such other standard as the Committee may, in its discretion, by rule of general application, select as in its opinion is reasonably representative of the fair market value of such share of Stock;

     provided, however, that in the case of an ISO or a stock appreciation right related to an ISO, if any of the foregoing methods of determining fair market value should be inconsistent with any ruling or regulation of the United States Treasury Department applicable to incentive stock options, fair market value shall be determined by the Committee in a manner consistent with such rulings or regulations, and shall mean the value as so determined.

     "Incentive Stock Option" or "ISO" shall mean an option, granted in conformity with the requirements of Section 422(b) of the Code, to purchase shares of Stock, including options to purchase shares of Stock under the Plan.

     "1982 Plan" shall mean the Corporation's 1982 Incentive Stock Option Plan, as approved by stockholders on April 7, 1982, and as amended effective February 18, 1988; March 1, 1993; and October 21, 1996.

     "1977 Plan" shall mean the Corporation's 1977 Incentive Stock Option Plan, as approved by the stockholders on December 7, 1977 and as thereafter amended by the Board.

     "Non-ISO Option" shall mean an option to purchase shares of Stock other than an Incentive Stock Option, including options granted under the Plan.

     "Option Agreement" shall mean the agreement entered into between the Corporation and an Optionee evidencing the grant of an option to purchase shares of Stock or stock appreciation rights under the Plan.

     "Option Certificate" shall mean a certificate issued by the Corporation evidencing the grant of an option to purchase shares of Stock or stock appreciation rights under the Plan.

     "Optionee" shall mean an individual who has been granted an option to purchase shares of Stock or who has been granted a stock appreciation right under the Plan.

     "Parent" shall mean a parent corporation of the Corporation as defined in
Section 424(e) of the Code.

     "SAR Grant Value" shall mean, as applied to a stock appreciation right granted independent of an option, such amount, which shall not be less than and may be greater than, 100% of the Fair Market Value of one share of Stock on the date the stock appreciation right is granted, as shall be fixed by the Committee.

     "Stock" shall mean the Common Stock, par value $1 per share, of the Corporation.

     "Subsidiary" shall mean each corporation the financial results of which are consolidated with those of the Corporation for purposes of the statement of consolidated income included in the Corporation's annual report to stockholders for the period that includes the date as to which the term refers, and each corporation in an unbroken chain of corporations beginning with the Corporation if, on the date as to which the term refers, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting powers of all classes of stock in one of the other corporations in such chain, provided, however, that in the case of an ISO, the term "Subsidiary" means any corporation that is a "subsidiary corporation", as that term is defined in Section 424(f) of the Code, or any provisions that may hereafter be enacted in lieu thereof.

     SECTION 3. ADMINISTRATION.

     (a) The Committee shall administer the Plan. Subject to the express provisions of the Plan, it shall determine the terms of all options to purchase shares of Stock and stock appreciation rights that are granted under the Plan, including, without limitation, the purchase price of the shares of Stock covered by each such option, the SAR Grant Value of each such stock appreciation right, the individuals to whom, and the time or times at which, an option to purchase shares of Stock or stock appreciation rights shall be granted, the number of shares of Stock to be subject to each such option or stock appreciation right, and when an option to purchase shares of Stock or stock appreciation rights may be exercised. No option granted under the Plan shall constitute an ISO unless expressly so determined by the Committee and so stated in the related Option Agreement or Option Certificate. Only the Committee shall have the authority, in its discretion, to determine whether specific options granted pursuant to the Plan shall or shall not be subject to the limitations and provisions imposed by
Section 422 of the Code in respect of incentive stock options, and to determine whether specific options granted pursuant to the Plan shall or shall not be intended or granted as, or be amended to constitute, ISOs or Non-ISO Options. Each ISO granted under the Plan, and each Non-ISO Option granted under the Plan, and each provision of the Plan itself, shall be construed so that each such option shall be an

ISO or Non-ISO Option, as the case may be, and any provision thereof that cannot be so construed shall be disregarded.

     (b) Subject to the express provisions of the Plan, the Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to it, prescribe and amend the terms and provisions of Option Agreements or Option Certificates (which need not be identical) and stock appreciation rights, and make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee shall have discretionary authority to interpret the Plan and to decide any and all matters arising hereunder, including but not limited to the right to remedy possible ambiguities, inconsistencies, or omissions by general rule or particular decision.

     SECTION 4. SHARES RESERVED FOR THE PLAN. The total number of shares of Stock authorized for issue under the Plan is 18,850,000 (including 13,200,000 shares previously authorized, less 350,000 of such shares which were subsequently reallocated for distribution under the Company's Additional Compensation Plan, plus the 6,000,000 additional shares authorized hereby). Such number of shares is subject to adjustment upon changes in capitalization, as provided in Section 13 hereof. Upon the expiration or termination (in whole or in part) of unexercised options or stock appreciation rights, shares of Stock subject thereto shall again be available for the grant of options to purchase or the issuance of stock appreciation rights under the Plan.

     SECTION 5. ELIGIBILITY FOR PARTICIPATION. Any key employee of the Corporation or of any Subsidiary, including any such employee who is also a director of the Corporation or of any Subsidiary, whose judgment, initiative, and efforts contribute (or may be expected to contribute) materially to the successful performance of the Corporation or any Subsidiary, shall be eligible to receive an option to purchase shares of Stock under the Plan or a stock appreciation right. In determining the employees to whom such an option or stock appreciation right shall be granted and the number of shares of Stock that may be granted pursuant to that option or stock appreciation right, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. In no event, however, shall any employee who, at the time he would otherwise be granted an option to purchase shares of Stock, owns (within the meaning of Section 424(d) of the Code) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Subsidiary, be eligible to receive an ISO to purchase shares of Stock hereunder.

     SECTION 6. OPTION AND STOCK APPRECIATION RIGHT PRICE AND MAXIMUM AWARD. The price at which each share of Stock covered by each Non-ISO Option shall be purchased by an Optionee, and the SAR Grant Value of each stock appreciation right granted independent of an option, shall be established by the Committee, but in no event shall such price be less than 100% of the Fair Market Value of the Stock on the date the option is granted. In the case of any ISO granted under the Plan, (a) the exercise price may not be less than the Fair Market Value of the Stock on the date of grant; and (b) the aggregate Fair Market Value (determined at the time such option is granted) of the Stock with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Corporation and any Parent or Subsidiary) shall not exceed $100,000. Furthermore, no employee shall, during any calendar year, be granted options and stock appreciation rights independent of an option for more than 350,000 shares of the Stock, which number shall be subject to adjustment upon changes in capitalization as provided in Section 13 hereof. Stock appreciation rights issued in conjunction with an option shall not be counted against this limit.

     SECTION 7. TERM OF OPTIONS AND STOCK APPRECIATION RIGHTS. The term of each option to purchase shares of Stock and of each stock appreciation right shall be fixed by the Committee, but no such option or right shall be exercisable after the expiration of 10 years from the date such option or right is granted.

     SECTION 8. OPTION AGREEMENTS AND CERTIFICATES; EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS.

     (a) Each Optionee shall execute an Option Agreement or be issued an Option Certificate with respect to each grant of options and stock appreciation rights. Through the Option Agreement or Option Certificate, the optionee shall agree to remain in the service of the Corporation or a Subsidiary for a period of at least 1 year from the grant date of the options or stock appreciation rights, except as otherwise provided in Section 10 with respect to retirement, death, or disability. Except as provided below, such period of service must be completed before the right to exercise such options or stock appreciation rights will accrue. Subject to the provisions of Section 10 and to the terms of any employment contract between the Optionee and the Corporation or a Subsidiary, such service shall be at the pleasure of the Corporation or the Subsidiary, as it shall determine from time to time. Each option to purchase shares of Stock and stock appreciation rights granted under the Plan shall be exercisable for such number of shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant but, except as provided below and in Section 10, in no event shall any such option to purchase shares of Stock or stock appreciation rights be exercisable within 1 year, or after 10 years, of the date the option to purchase shares of Stock or the stock appreciation right is granted. Except as otherwise provided in Section 6, during the foregoing exercise period, options to purchase shares of Stock and stock appreciation rights shall be exercisable as follows:

         (i) Twenty-five percent (25%) of the total number of shares originally covered by such option or right may be purchased or exercised after one (1) year from the date it is granted;

         (ii) Fifty percent (50%) of the total number of shares originally covered by such option or right may be purchased or exercised after 2 years from the date it is granted;

        (iii) Seventy-five percent (75%) of the total number of shares originally covered by such option or right may be purchased or exercised after 3 years from the date it is granted; and

         (iv) One hundred percent (100%) of the total number of shares originally covered by such option or right may be purchased or exercised after 4 years from the date it is granted;

provided, however, that anything elsewhere in the Plan to the contrary notwithstanding, upon a Change in Control of the Corporation, all outstanding unexercised options granted under the Plan, whether or not then exercisable, shall become fully exercisable, and shall remain fully exercisable for their term.

     (b) The right to purchase shares of Stock or exercise stock appreciation rights that are exercisable in periodic installments shall be cumulative so that when the right to purchase any shares of Stock or exercise any such rights has accrued, such shares or any part thereof may be purchased, and such right may be exercised, at any time thereafter until the expiration or termination of the option or right. An option may be exercised by giving written notice of exercise to the Corporation, specifying the number of shares of Stock to be purchased and by paying the purchase price, in full in cash or, with the approval of the Committee, in Stock or in a combination of cash and Stock in an amount determined by the Fair Market Value of the Stock on the date of exercise, provided, however, that any Stock so tendered in payment must have been held by the Optionee for a period of not less than 6 months prior to such tender in payment, or, if such Stock tendered was received upon exercise of an ISO, for a period of not less than 1 year prior to such tender in payment. Upon or following such exercise, but no later than the time certificates for or other evidences of the purchased shares are delivered, the Optionee shall pay the Corporation therefor the full purchase price of the shares purchased, and certificates or other evidences therefor shall be delivered promptly by the Corporation.

     (c) Appropriate provision shall be made for all taxes the Corporation determines are required to be withheld in connection with the exercise of any option or stock appreciation right under the laws or other regulations of any governmental authority, whether federal, state, or local, and whether domestic or foreign. The Committee may provide, in the Option Agreement, Option Certificate, or otherwise, that in the event that an Optionee is required to pay to the Corporation any amount to be withheld in connection with the exercise of an option, the Optionee may satisfy such obligation (in whole or in part) by electing to have the Corporation withhold a portion of the shares of Stock to be received upon the exercise of the option, otherwise issuable to the Optionee upon such exercise, having a value equal to the amount to be withheld (or such portion thereof as the Optionee may elect). The value of the shares to be withheld shall be their Fair Market Value on the date that the amount of tax to be withheld is to be determined. Any election by an Optionee to have shares withheld under this subsection shall be subject to such terms and conditions as the Committee may specify.

     (d) An Optionee shall have none of the rights of a stockholder of the Corporation with respect to the shares of Stock subject thereto until such shares of Stock shall have been issued and registered on the Corporation's transfer books upon such exercise.

     SECTION 9. NONASSIGNABILITY OF OPTION AND STOCK APPRECIATION RIGHT. No option to purchase shares of Stock under the Plan, and no stock appreciation right granted under the Plan, shall be transferable by an Optionee other than by will, or, if the Optionee dies intestate, by the laws of descent and distribution of the state of such Optionee's domicile at the time of death. An option and a stock appreciation right shall be exercisable during the lifetime of an Optionee only by him.

     SECTION 10. RIGHTS IN THE EVENT OF TERMINATION OF EMPLOYMENT OR DEATH OR DISABILITY OF OPTIONEE.

     (a) In the event that the employment of an Optionee is terminated as an employee for any reason other than retirement, death, or permanent and total disability, the option rights and stock appreciation rights of such Optionee, both accrued and non-accrued, under any then-outstanding option to purchase shares of Stock and under any then-outstanding stock appreciation right shall terminate immediately upon the termination of employment. For purposes of the Plan, a transfer of an Optionee's employment between the Company (or a Subsidiary) and an affiliate of the Company in which the Company owns between 1% and 50% of the voting interest of the affiliate, or a situation where an Optionee becomes immediately employed by such an affiliate following his termination of employment with the Company (or a Subsidiary), shall not be deemed to be a termination of employment for purposes of this Section 10(a). Notwithstanding anything contained in this Section 10(a) or elsewhere in the Plan to the contrary, the Committee can choose, in its absolute discretion, to permit an Optionee whose employment is involuntarily terminated (other than for cause) to exercise any then-outstanding option to purchase shares of Stock or to exercise any then-outstanding stock appreciation right for up to two years following the Optionee's termination of employment (but not beyond the ten-year term of the option). Only those Optionees whose names appear on a listing maintained by the Secretary to the Committee shall be entitled to have the exercise period on their options so extended.

     (b) In the event that the employment of an Optionee is terminated by retirement, as defined in this Section 10, and if the Optionee shall have given prior written notice of intent to retire, all options to purchase shares of Stock and all stock appreciation rights granted more than 6 months prior to such retirement date and not theretofore exercised or terminated shall become exercisable in full beginning on such retirement date and ending on the earlier of the expiration date of the option or stock appreciation right, as the case may be, or on the day that is 60 months after such retirement date, provided, however, that any ISOs so exercised that are not exercised within 3 months after such retirement date will not be eligible for taxation under Section 421(a) of the Code. For purposes of the Plan, retirement shall be defined as an Optionee's retirement under a retirement income plan of the Corporation or a Subsidiary, after the Optionee has attained age 55 and 15 years of service, but shall not include a retirement in connection with a company-initiated termination of employment, or following an Optionee's departure under conditions adverse to the Corporation, in either case as determined solely by the Committee. The Committee shall have the absolute discretion, which may be exercised in conjunction with the grant of a Stock option, a stock appreciation right or thereafter, to vest any Stock options or stock appreciation rights that were granted less than 6 months prior to the Optionee's retirement date, or that would otherwise be forfeited because the Optionee had not met the definition of retirement described in this Section 10. It shall also have the discretion to treat an Optionee's termination of employment as a retirement under the Plan even though he might not have met the age, service or other requirements specified above.

     (c) In the event that an Optionee shall die while employed by the Corporation or a Subsidiary, or following retirement while he is eligible to exercise options to purchase shares of Stock or stock appreciation rights under
Section 10(b), options to purchase shares of Stock and stock appreciation rights held by him at the date of death shall become exercisable in full (regardless of the date such options or stock appreciation rights were issued) by the person or persons to whom the Optionee's rights pass by will or by the laws of descent and distribution. All such options to purchase shares of Stock and stock appreciation rights shall be exercisable at any time within 1 year after the date of such death, regardless of the expiration date of the option or stock appreciation right, provided, however, that in no event shall such option or stock appreciation right be exercisable after the expiration of 10 years from its date of grant.

     (d) In the event that an Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), all options and stock appreciation rights granted prior to such disability date shall become exercisable in full beginning on such disability date and ending on the expiration date of the option or stock appreciation right, as the case may be, or on the day that is 12 months after such disability date, whichever is the shorter period.

     SECTION 11. STOCK APPRECIATION RIGHTS.

     (a) Stock appreciation rights may be granted in conjunction with any option granted under the Plan, or may be granted under the Plan independent of any option. Nothing shall preclude the grant on the same day of an option (with or without related stock appreciation rights) and stock appreciation rights independent of the option. Stock appreciation rights granted in conjunction with, or in addition to, an option may be granted either at the time of the grant of the option or any time thereafter during the term of the option.

     (b) Stock appreciation rights granted in conjunction with an option shall entitle the holder of the related option, upon exercise (in whole or in part) of the stock appreciation rights, to surrender the option (or any portion thereof) to the extent unexercised, and to receive a number of shares of Stock determined pursuant to subsection (d). Such option shall, to the extent so surrendered, thereupon cease to be exercisable.

     (c) Stock appreciation rights shall be subject to such terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee and to the following terms and conditions:

         (i) stock appreciation rights granted in conjunction with an option shall be exercisable at such time or times and to the extent, but only to the extent, that the option to which they relate shall be exercisable; and

        (ii) stock appreciation rights not granted in conjunction with an option shall be exercisable at such time or times as may be determined by the Committee at the time of grant, but subject to the same restrictions and other rules as to exercisability that are set out for options in Sections 7 through 10 above;

provided, however, that anything elsewhere in the Plan to the contrary notwithstanding, upon a Change in Control of the Corporation, all outstanding, unexercised stock appreciation rights granted under the Plan, whether or not then exercisable, shall become fully exercisable, and shall remain fully exercisable for their term.

     (d) Upon exercise of stock appreciation rights, the holder thereof shall be entitled to receive a number of shares of Stock equal in the aggregate Fair Market Value to the amount by which the Fair Market Value per share of one share of the Common Stock on the date of such exercise shall exceed (i) in the case of stock appreciation rights granted in conjunction with an option or in addition to an option, the option price per share of the related option, or (ii) in the case of stock appreciation rights unrelated to an option, its SAR Grant Value, in each case multiplied by the number of shares in respect of which the stock appreciation rights shall have been exercised.

     (e) All or any part of the obligation arising out of an exercise of stock appreciation rights, whether or not such rights are granted in conjunction with an option may, at the election of the Committee, be settled by the payment of cash equal to the aggregate Fair Market Value of the shares that would otherwise have been delivered under the provisions of paragraph (d).

     (f) To the extent that stock appreciation rights granted in conjunction with an option shall be exercised and whether the obligation upon such exercise shall be discharged by the delivery of shares of Stock or the payment of cash, the option in connection with which such stock appreciation rights shall have been granted shall be deemed to have been exercised for the purpose of the maximum share limitation set forth in the plan under which such option shall have been granted. To the extent that stock appreciation rights granted in addition to, or independent of, an option shall be exercised and whether the obligation upon such exercise shall be discharged by the delivery of shares of Stock or the payment of cash, the number of shares in respect of which the stock appreciation rights shall have been exercised shall be charged against the maximum share limitation set forth in the plan under which the related option, or the independent stock appreciation rights, as the case may be, shall have been granted.

     SECTION 12. REGULATORY APPROVALS AND LISTING. The Corporation shall not be required to issue any certificate or certificates for shares of Stock upon the exercise of an option or stock appreciation right granted under the Plan prior to (a) the obtaining of any approval from any governmental agency that the Corporation shall, in its sole discretion, determine to be necessary or advisable; (b) the admission of such shares to listing on any national securities exchange on which the Corporation's Common Stock may be listed; and
(c) the completion of any registration or other qualification of such shares of Stock under any state or federal law or ruling or regulations of any governmental body that the Corporation shall, in its sole discretion, determine to be necessary or advisable.

     SECTION 13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a capital adjustment resulting from a Stock dividend, Stock split, recapitalization, reorganization, merger, consolidation, liquidation, combination or exchange of Stock, or a similar event, the number of shares of Stock subject to the Plan (including those allocated by the Committee for issue under the Corporation's Additional Compensation Plan), the number of shares of Stock under option or subject to the grant of stock appreciation rights, the number of shares set forth in Section 6 hereof, and the number and kind of shares of other stock that may be substituted or exchanged for shares of Stock in the capital adjustment, shall be adjusted in a manner consistent with such capital adjustment. The price of any shares under option and the SAR Grant Value of all outstanding and unexercised stock appreciation rights granted independent of an option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any option and so that after the capital adjustment the SAR Grant Value of the number and kind of shares of stock received in substitution or exchange for one share of Stock in the capital exchange shall be equal to the SAR Grant Value of one share of Stock immediately prior to the capital adjustment.

     SECTION 14. MODIFICATION OF PREVIOUSLY GRANTED OPTIONS AND STOCK APPRECIATION RIGHTS. The Committee shall have the authority, with the consent of the holder of any outstanding option or stock appreciation right previously granted under the Plan to an employee of the Corporation or a Subsidiary, to modify or amend such previously granted option or right on terms not inconsistent with the requirements of Sections 6 through 11, including, without limitation, a modification changing a previously granted ISO into a Non-ISO Option.

     SECTION 15. TERMINATION OR AMENDMENT OF THE PLAN. The Board shall have the right to terminate or amend the Plan at any time, provided that, unless first approved by the holders of a majority of the total number of shares of Stock of the Corporation represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) increase the total number of shares of Stock reserved for issue as provided in Section 4, except as provided in Section 13; (b) lower the option price or SAR Grant Value specified in Section 6 below 100% of the Fair Market Value of the Stock on the date the option or stock appreciation right is granted, except as provided in
Section 13; (c) reprice (or cancel and regrant) an outstanding stock option (or stock appreciation right) at a lower exercise price; (d) require stockholder approval as a matter of law or under rules of the New York Stock Exchange. No Plan amendment shall, without the Optionee's consent, alter, terminate, or impair any right or obligation under any option or stock appreciation right previously granted under the Plan.

     SECTION 16. EFFECTIVE DATE AND TERM OF THE PLAN. The Plan was adopted by the Board and became effective on February 10, 1997 and was approved by stockholders at the Corporation's annual meeting held on April 2, 1997. The Plan restatement approving an additional 6,000,000 shares was approved by the Board on December 14, 1998, subject to approval by the stockholders at the Corporation's annual meeting to be held on April 7, 1999. No options to purchase shares and no stock appreciation rights may be granted under the Plan subsequent to February 10, 2007, but options and rights theretofore granted may extend beyond that date.

     SECTION 17. NO RIGHT TO EMPLOYMENT BY THE CORPORATION OR ITS
SUBSIDIARIES. Nothing in the Plan, or as a result of the grant of any option or stock appreciation right pursuant to the Plan, shall confer on any employee any right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary to terminate an employee's employment at any time with or without assigning a cause therefor. Options and stock appreciation rights granted under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Corporation or a Subsidiary, or of an affiliate of the Corporation as provided in Section 10(a) of the Plan.

                                                                       EXHIBIT B

                  DANA CORPORATION 1999 RESTRICTED STOCK PLAN

     Dana Corporation, a corporation organized and existing under the laws of the Commonwealth of Virginia (the "Corporation"), hereby adopts the Dana Corporation 1999 Restricted Stock Plan (the "Plan"), as follows:

     SECTION 1. PURPOSE. The purpose of the Plan is to secure for the Corporation and its stockholders the benefits of incentive inherent in stock ownership in the Corporation by key employees of the Corporation and its Subsidiaries, who are largely responsible for its future growth and continued success. It is generally recognized that stock plans aid in retaining and encouraging employees of exceptional ability because of the opportunity offered such individuals to acquire an interest parallel to that of the stockholders of the Corporation.

     SECTION 2. DEFINITIONS. "Board" shall mean the Board of Directors of the Corporation.

     "Committee" shall mean the Compensation Committee of the Board.

     "Fair Market Value" shall mean, as applied to a specified date,

        (a) the mean between the highest and lowest prices of a share of Stock as reported in the New York Stock Exchange Composite Transactions table of The Wall Street Journal, Eastern edition, or its equivalent successor, for transactions on such date, or

        (b) if there should be no such reported prices for such specified date, a value meeting such other standard as the Committee may in its discretion, by rule of general application, select as in its opinion is reasonably representative of the fair market value of such share of Stock.

     "Participant" shall mean an individual to whom a grant of Restricted Stock has been made under the Plan.

     "Restricted Stock" shall mean Stock which has been granted in accordance with the terms set forth in Section 6 and the other provisions of the Plan.

     "Restricted Stock Agreement" shall mean the agreement relating to Restricted Stock entered into between the Corporation and a Participant.

     "Stock" shall mean the Common Stock of the Corporation.

     "Subsidiary" shall mean each corporation the financial results of which are consolidated with those of the Corporation for purposes of the statement of consolidated income included in the Corporation's annual report to stockholders for the period which includes the date as to which the term refers, and each corporation in an unbroken chain of corporations beginning with the Corporation if, on the date as to which the term refers, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting powers of all classes of stock in one of the other corporations in such chain.

     SECTION 3. ADMINISTRATION. The Committee shall administer the Plan. Subject to the express provisions of the Plan, it shall determine the terms of all grants of Restricted Stock under the Plan, including, without limitation, the purchase price, if any, of the Restricted Stock covered by each such grant, the individuals to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares of Stock to be subject to each such grant, and the time when and the circumstances under which the Restricted Period shall end and the Restricted Stock shall vest in the Participant. All determinations and other actions by the Committee relating to the Plan and its operation shall be final and binding upon all parties, including stockholders, Participants, all other employees of the Corporation and any person or entity claiming under or through any of them.

     Subject to the express provisions of the Plan, the Committee shall interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, prescribe and amend the terms and provisions of Restricted

Stock Agreements (which need not be identical), and make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee shall have discretionary authority to interpret the Plan and to decide any and all matters arising hereunder, including, but not limited to, the right to remedy possible ambiguities, inconsistencies, or omissions by general rule or particular decision.

     SECTION 4. SHARES RESERVED FOR THE PLAN. The total number of shares of Stock to be subject to grants of Restricted Stock under the Plan is 750,000. Such number of shares is subject to adjustment upon changes in capitalization as provided in Section 11 hereof. Upon the forfeiture (in whole or in part) of shares of Restricted Stock, such Stock shall again be available for the grant of Restricted Stock under the Plan. Shares of Stock utilized for grants of Restricted Stock shall consist of authorized but unissued shares.

     SECTION 5. ELIGIBILITY FOR PARTICIPATION. Any key employee of the Corporation, or of any Subsidiary, including any such employee who is also a director of the Corporation or of any Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Corporation or any Subsidiary, shall be eligible to receive a grant of Restricted Stock under the Plan. In determining the employees to whom such a grant shall be made and the number of shares of Restricted Stock which may be so granted, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

     SECTION 6. RESTRICTED STOCK.

     (a) Grants. The Committee may from time to time in its discretion grant Restricted Stock to officers and other key employees and may determine the number of shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the employee for, such Restricted Stock. Each grant of Restricted Stock will be evidenced by a written Restricted Stock Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant to this Plan and subject to the respective Restricted Stock Agreement.

     (b) Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, subject to the last sentence of this paragraph 6(b), shall not be less than one year. Subject to the other provisions of this Section 6 and of Section 9 below, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation:

         (i) the death or disability of the employee to whom Restricted Stock is granted,

         (ii) the retirement of the employee pursuant to normal or early retirement under any retirement plan of the Corporation,

        (iii) the termination by the Corporation of the employee's employment other than for cause,

         (iv) the termination of the employee's employment following a change in control of the Corporation.

The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made. The Committee may also, in its discretion, with the consent of the affected Participant, lengthen the Restricted Period with respect to all or any portion of the Restricted Stock previously granted to such Participant and, in order to secure such consent, the Committee may grant additional shares of Restricted Stock to each such Participant. The Committee may also, in its discretion, lengthen the Restricted Period with respect to a Restricted Stock grant to include all or any portion of a period during which such Restricted Stock grant recipient provides consulting services to the Corporation, whether pursuant to a consulting agreement or otherwise, following such recipient's termination of employment with the Corporation.

     (c) Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate representing the number of shares of Restricted Stock granted to the employee shall be registered in the employee's name and shall be held in custody by the Corporation or a bank for the employee's account. Following such registration, the employee shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that, the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

         (i) the employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee;

         (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee, and

        (iii) all of the Restricted Stock shall be forfeited and all rights of the employee to such Restricted Stock shall terminate without further obligation on the part of the Corporation unless the employee has remained a regular full-time employee (or consultant) of the Corporation or any of its Subsidiaries, until the expiration or termination of the Restricted Period (including expiration or termination of the Restricted Period pursuant to paragraph 6(b)) and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares shall be transferred to the Corporation without further action by the employee.

With respect to any shares received pursuant to Section 11 hereof and any shares received with respect to cash dividends declared on Restricted Stock, the employee shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Section 6.

     (d) Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Corporation shall not be required to deliver any fractional share of Stock but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements, as set out in
Section 7 below.

     SECTION 7. WITHHOLDING TAXES. Appropriate provision shall be made for all taxes the Corporation determines are required to be withheld in connection with any Restricted Stock granted under the laws or other regulations of any governmental authority, whether federal, state or local, and whether domestic or foreign. The Committee may provide, in the Restricted Stock Agreement or otherwise, that in the event that a holder is required to pay the Corporation any amount to be withheld in connection with shares of Restricted Stock, the holder may satisfy such obligation, in whole or in part, by electing to have the Corporation withhold a portion of the shares of Restricted Stock, otherwise issuable to the holder, having a value equal to the amount to be withheld (or such portion thereof as the holder may elect). The value of the shares to be withheld shall be their Fair Market Value on the date that the amount of tax is to be withheld by the Corporation. Any election by a holder to have shares withheld under this subsection shall be subject to such terms and conditions as the Committee may specify.

     SECTION 8. NONASSIGNABILITY OF RESTRICTED STOCK. No grant nor any right or interest of a Participant under the Plan in any instrument evidencing any grant under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     SECTION 9. FORFEITURE UPON TERMINATION OF EMPLOYMENT. In the event that the employment of a Participant is terminated for any reason at any time during the Restricted Period, except to the extent that restrictions lapse or terminate in accordance with the terms or conditions prescribed pursuant to paragraph 6(b), the shares of Restricted Stock then outstanding with respect to which restrictions have not theretofore lapsed shall be forfeited to the Corporation immediately upon the termination of employment subject to any payment or other terms or conditions that may be set forth in the related Restricted Stock Agreement.

     SECTION 10. REGULATORY APPROVALS AND LISTING. The Corporation shall not be required to issue any certificate or certificates for shares of Stock upon the grant of Restricted Stock under the Plan prior to (a) obtaining any approval from any governmental agency which the Corporation shall, in its discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on any national securities exchange on which the Corporation's stock may be listed, and (c) the completion of any registration or other qualification of such shares of Stock under any state or Federal law or ruling or regulations of any governmental body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

     SECTION 11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a capital adjustment resulting from a Stock dividend, Stock split, recapitalization, reorganization, merger, consolidation, liquidation, combination or exchange of Stock, or a similar event, the number of shares of Stock subject to the Plan, the number of shares of Stock granted as Restricted Stock, and the number and kind of shares of other stock that may be substituted or exchanged for shares of Stock in the capital adjustment, shall be adjusted in a manner consistent with such capital adjustment; the price, if any, to be paid by the Participant upon acquisition of the Restricted Stock, and the price, if any, to be paid by the Corporation on forfeiture or sale to it of any Restricted Stock, shall be equitably adjusted.

     SECTION 12. TERMINATION OR AMENDMENT OF THE PLAN. The Board shall have the right to terminate or amend the Plan at any time, provided that unless otherwise required by law, the rights of a Participant with respect to Stock awarded prior to such termination or amendment may not be impaired without the written consent of such Participant and, further, unless first approved by the holders of a majority of the total number of shares of Stock of the Corporation represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) increase the total number of shares of Stock (except as provided in Section 11) which may be granted as Restricted Stock, as provided in Section 4, or (b) require shareholder approval as a matter of law or under rules of the New York Stock Exchange.

     SECTION 13. EFFECTIVE DATE AND TERM OF THE PLAN. The Plan was adopted by the Board on December 14, 1998, and it shall become effective on February 26, 1999, subject to its approval by the holders of a majority of shares of Stock present and voting at the annual meeting of the Corporation in 1999. No shares of Restricted Stock may be granted under the Plan subsequent to February 26, 2009, but shares of Restricted Stock theretofore granted may become vested after that date.

     SECTION 14. NO RIGHT TO EMPLOYMENT BY THE CORPORATION OR ITS
SUBSIDIARIES. Nothing in the Plan, or as a result of the grant of any Restricted Stock pursuant to the Plan, shall confer on any employee any right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the right of the Corporation or any Subsidiary (subject to the terms of any employment contract between the Corporation or a Subsidiary and the Participant) to terminate an employee's employment at any time with or without assigning a cause therefor. Restricted Stock granted under the Plan shall not be affected by any change of employment so long as the Participant continues to be an employee of the Corporation (or a Subsidiary), or a consultant to the Corporation (or a Subsidiary).

     SECTION 15. GOVERNING LAW. The Plan shall be construed, administered and governed in all respects under and by the applicable internal laws of the State of Ohio, without giving effect to the principles of conflicts of laws thereof.

     SECTION 16. CONVERSION INTO RESTRICTED STOCK UNITS.

     (a) General. Notwithstanding anything to the contrary contained in the Plan, each Participant may elect to convert any and all shares of Restricted Stock granted to such Participant into restricted stock units, as described below in paragraph (b) of this Section 16 ("Units"). Such elections may be made at such times and under such rules as may be promulgated by the Committee. Any resulting Units shall be subject to the same Restricted Period and to the same conditions for the lapse or termination of restrictions upon the occurrence of other conditions as such converted Restricted Stock. Section 11 hereof shall apply to Units in the same manner as to Restricted Stock.

     (b) Restricted Stock Unit Accounts. For each Participant who elects to convert shares of Restricted Stock into Units, the Corporation shall establish a Restricted Stock Unit Account ("Account") on its books, and shall credit to such Account a number of Units equal to the number of shares of Restricted Stock so converted. When cash dividends are declared and paid on the Stock, the Account of each Participant shall be credited as of the dividend payment date with an amount equal to the cash which would have been paid if each Unit in such Account, as of the dividend record date, had been one share of Stock. Then, four times each year, effective March 15, June 15, September 15 and December 15, the accrued dollar balance in a Participant's Account shall be converted into a number of Units equal to the maximum number of whole shares of Stock which could be purchased with such accumulated balance, and the dollar amount then credited to the Account shall be appropriately reduced. For purposes of the preceding sentence, each share of Stock shall have a value equal to the average of the last reported daily sales prices for shares of such Stock on the New York Stock Exchange-Composite Transactions on each trading day during the calendar month preceding the month in which the conversion is made.

     (c) Distributions of Units. Upon termination of the Participant's employment with the Corporation for any reason, a stock certificate for the number of shares equal to the number of whole Units in such Participant's Account with respect to which the restrictions have lapsed or terminated shall be delivered to such Participant in one distribution or in up to 15 annual installments, less any shares withheld in accordance with the provisions of
Section 7 of the Plan (as if the Units constituted Restricted Stock). The Corporation shall not be required to deliver fractional shares of Stock but will pay to such Participant, in lieu thereof, a cash amount equal to the Fair Market Value, determined as of the effective date of termination, of such fractional shares.

                                                             [X]    PLEASE MARK YOUR VOTES AS
                                                                    INDICATED IN THIS EXAMPLE

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN ITEM 1
 AND "FOR" THE PROPOSALS IN ITEMS 2, 3 AND 4.
                                              FOR       WITHHELD       2. TO APPROVE THE AMENDED         FOR      AGAINST    ABSTAIN
                                              ALL       FOR ALL           1997 STOCK OPTION PLAN         [ ]        [ ]        [ ]
 1. ELECTION OF DIRECTORS:                    [ ]         [ ]
 01 B.F. BAILAR     02 A.C. BAILLIE                                    3. TO APPROVE THE 1999            [ ]        [ ]        [ ]
 03 E.M. CARPENTER  04 E. CLARK                                           RESTRICTED STOCK PLAN
 05 G.H. HINER      06 J.M. MAGLIOCHETTI
 07 M.R. MARKS      08 S.J. MORCOTT                                    4. TO RATIFY                      [ ]        [ ]        [ ]
 09 R.B. PRIORY                                                           PRICEWATERHOUSECOOPERS
                                                                          AS THE COMPANY'S ACCOUNTANTS

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 5.            5. TO ADOPT THE CERES PRINCIPLES  [ ]        [ ]        [ ]
                                                                          FOR PUBLIC ENVIRONMENTAL
                                                                          ACCOUNTABILITY

 TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE HIS OR HER NAME ON THIS
 LINE:

 ----------------------------------------------------------------------------

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.
 ----------------------------------------------------------------------------

 ***IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW***
 ----------------------------------------------------------------------------

 Signature                     Signature, if Jointly Held
          --------------------                            -------------------
 Date
     ------------------------

 IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN OTHER REPRESENTATIVE CAPACITY, PLEASE SIGN NAME AND TITLE

--------------------------------------------------------------------------------
                         -   FOLD AND DETACH HERE    -



                           -   VOTE BY TELEPHONE   -

                          QUICK *** EASY *** IMMEDIATE

           AVAILABLE TO STOCKHOLDERS IN THE UNITED STATES AND CANADA. ALL OTHER STOCKHOLDERS MUST VOTE BY RETURNING THEIR PROXY CARDS.

  1. Dial 1-800-840-1208 as shown in the lower left-hand corner of this form.
  2. When prompted, enter the Control Number located in the box in the lower right-hand corner of this form.
  3. Vote your shares as follows:
       OPTION #1: To vote as the Board of Directors recommends on ALL proposals,
                  Press 1.
                  WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

       OPTION #2: If you choose to vote on each proposal separately, Press 0.
                  You will hear these instructions:
                  Proposal 1: To vote FOR ALL nominees, Press 1.
                              To WITHHOLD FOR ALL nominees, Press 9.
                              To withhold FOR AN INDIVIDUAL nominee, Press 0 and
                                listen to the instructions.
                  Proposal 2: To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0. The Instructions are the same for all remaining proposals.
                  WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

        ---------------------------------------------------------------
        PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTED BY PHONE
        ---------------------------------------------------------------


  CALL ** TOLL FREE ** ON A TOUCH TONE TELEPHONE
       1-800-840-1208 ANYTIME
       THERE IS NO CHARGE TO YOU FOR THIS CALL

    P R O X Y                      DANA CORPORATION

                   ANNUAL MEETING OF STOCKHOLDERS ON APRIL 7, 1999
                      PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Martin J. Strobel, Mark A. Smith, Jr., Sue A. Griffin,
            Pamela W. Fletcher, Allen C. Goolsby, III and Louanna O. Heuhsen, or any of them, the action of a majority of them voting to be controlling, are appointed attorneys, agents and proxies of the undersigned, with full power of substitution, to vote as indicated on the reverse side hereof and in their discretion upon such other business as may properly come before the Annual Meeting, all the shares of Common Stock of the undersigned in Dana Corporation at the Annual Meeting of Stockholders, to be held at Riverfront Plaza, East Tower
            (20th Floor), 951 East Byrd Street, Richmond, Virginia on
            April 7, 1999, at 10:00 a.m. (E.D.T.), and at any adjournments.

                 For those participants who hold accounts with Common
            Stock through the Dana Corporation Amended and Restated Employees' Stock Purchase Plan: The undersigned instructs The Fifth Third Bank, as Custodian and/or Trustee for the Plan, to vote all shares or fractions of shares credited to the undersigned's account as of the latest available processing date on or before February 19, 1999, as directed on the reverse side of this proxy. Those shares for which no directions are received will be voted by the Custodian and/or Trustee in its sole and absolute discretion.

                This proxy revokes all proxies previously given by the
            undersigned to any persons to vote at this Annual Meeting or at any adjournment.

                 TO FOLLOW THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIGN,
            DATE AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, OR VOTE BY TELEPHONE (SEE INSTRUCTIONS ON REVERSE SIDE).

        (Continued and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE


            [LOGO]              DANA CORPORATION
                                 P.O. BOX 1000
                               TOLEDO, OHIO 43697


                            YOUR VOTE IS IMPORTANT!

                        YOU CAN VOTE IN ONE OF TWO WAYS:

            1. Call toll free 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. Available to stockholders in the United States and Canada only. All other stockholders must vote by returning their proxy cards. or

            2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                  PLEASE VOTE

               Your prompt response will assure a quorum at the Annual Meeting and save Dana the expense of further solicitation of proxies.

                                                Martin J. Strobel
                                                Secretary

                                                             [X]      PLEASE MARK YOUR VOTES AS
                                                                      INDICATED IN THIS EXAMPLE

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN ITEM 1
 AND "FOR" THE PROPOSALS IN ITEMS 2, 3 AND 4.
                                         FOR       WITHHELD       2. TO APPROVE THE AMENDED        FOR      AGAINST    ABSTAIN
                                         ALL       FOR ALL           1997 STOCK OPTION PLAN        [ ]        [ ]        [ ]
 1. ELECTION OF DIRECTORS:               [ ]        [ ]
 01 B.F. BAILAR     02 A.C. BAILLIE                               3. TO APPROVE THE 1999
 03 E.M. CARPENTER  04 E. CLARK                                      RESTRICTED STOCK PLAN         [ ]        [ ]        [ ]
 05 G.H. HINER      06 J.M. MAGLIOCHETTI
 07 M.R. MARKS      08 S.J. MORCOTT                               4. TO RATIFY
 09 R.B. PRIORY                                                      PRICEWATERHOUSECOOPERS
                                                                     AS THE COMPANY'S ACCOUNTANTS  [ ]        [ ]        [ ]

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEM 5.       5. TO ADOPT THE CERES PRINCIPLES [ ]        [ ]        [ ]
                                                                     FOR PUBLIC ENVIRONMENTAL
                                                                     ACCOUNTABILITY

 TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE HIS OR HER NAME ON THIS
 LINE:

 ----------------------------------------------------------------------------

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.
 ----------------------------------------------------------------------------

 Signature                      Signature, if Jointly Held
          ---------------------                            ------------------

 Date
     --------------------------

 IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN OTHER REPRESENTATIVE CAPACITY, PLEASE SIGN NAME AND TITLE

 ----------------------------------------------------------------------------

                         -    FOLD AND DETACH HERE    -

    P R O X Y                      DANA CORPORATION

                   ANNUAL MEETING OF STOCKHOLDERS ON APRIL 7, 1999
                      PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Martin J. Strobel, Mark A. Smith, Jr., Sue A. Griffin,
            Pamela W. Fletcher, Allen C. Goolsby, III and Louanna O. Heuhsen, or any of them, the action of a majority of them voting to be controlling, are appointed attorneys, agents and proxies of the undersigned, with full power of substitution, to vote as indicated on the reverse side hereof and in their discretion upon such other business as may properly come before the Annual Meeting, all the shares of Common Stock of the undersigned in Dana Corporation at the Annual Meeting of Stockholders, to be held at Riverfront Plaza, East Tower
            (20th Floor), 951 East Byrd Street, Richmond, Virginia on
            April 7, 1999, at 10:00 a.m. (E.D.T.), and at any adjournments.

                 For those participants who hold accounts with Common
            Stock through the Dana Corporation Amended and Restated Employees' Stock Purchase Plan: The undersigned instructs The Fifth Third Bank, as Custodian and/or Trustee for the Plan, to vote all shares or fractions of shares credited to the undersigned's account as of the latest available processing date on or before February 19, 1999, as directed on the reverse side of this proxy. Those shares for which no directions are received will be voted by the Custodian and/or Trustee in its sole and absolute discretion.

                 This proxy revokes all proxies previously given by the
            undersigned to any persons to vote at this Annual Meeting or at any adjournment.

                 TO FOLLOW THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIGN,
            DATE AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

        (Continued and to be marked, dated and signed, on the other side)
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE